                                                   Free Writing Prospectus
                                                   Filed Pursuant to Rule 433
                                                   Registration No. 333-130545


                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[193,756,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [14], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                                   TERM SHEET
                                 JULY [14], 2006
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-5
                          $[193,756,000] (APPROXIMATE)
                              SUBJECT TO REVISION

                                                                  PAYMENT                            EXPECTED    STATED    EXPECTED
                                                WAL (YRS)         WINDOW                               FINAL     FINAL      RATINGS
               APPROX                           (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST   MATURITY   MATURITY    (S&P /
CLASS         SIZE ($)          COUPON          MATURITY)        MATURITY)       DELAY     ACCRUAL      (4)       (5)      MOODY'S)
-----       -----------  --------------------  -----------  ------------------  -------  ----------  --------  ---------  ----------
CLASS A-1   138,691,000                                     Information not provided hereby                                AAA / Aaa
CLASS A-2A  101,947,000                                     Information not provided hereby
CLASS A-2B   47,531,000  LIBOR + [ ] (1), (2)  2.00 / 2.00  21 - 28 / 21 - 28      0     Actual/360  Nov-2008  July-2037   AAA / Aaa
CLASS A-2C   58,172,000  LIBOR + [ ] (1), (2)  3.50 / 3.50  28 - 70 / 28 - 70      0     Actual/360  May-2012  July-2037   AAA / Aaa
CLASS A-2D   25,593,000  LIBOR + [ ] (1), (2)  6.74 / 9.03  70 - 83 / 70 - 210     0     Actual/360  Jun-2013  July-2037   AAA / Aaa
CLASS M-1    16,499,000  LIBOR + [ ] (1), (3)  4.86 / 5.44  43 - 83 / 43 - 171     0     Actual/360  Jun-2013  July-2037   AA+ / Aa1
CLASS M-2    14,849,000  LIBOR + [ ] (1), (3)  4.79 / 5.36  41 - 83 / 41 - 163     0     Actual/360  Jun-2013  July-2037   AA+ / Aa2
CLASS M-3     8,721,000  LIBOR + [ ] (1), (3)  4.75 / 5.30  40 - 83 / 40 - 155     0     Actual/360  Jun-2013  July-2037   AA+ / Aa3
CLASS M-4     8,014,000  LIBOR + [ ] (1), (3)  4.73 / 5.25  40 - 83 / 40 - 149     0     Actual/360  Jun-2013  July-2037   AA+ / A1
CLASS M-5     7,542,000  LIBOR + [ ] (1), (3)  4.71 / 5.21  39 - 83 / 39 - 143     0     Actual/360  Jun-2013  July-2037    AA / A2
CLASS M-6     6,835,000  LIBOR + [ ] (1), (3)  4.70 / 5.17  39 - 83 / 39 - 136     0     Actual/360  Jun-2013  July-2037    AA / A3
CLASS B-1     6,835,000                                     Information not provided hereby                               AA- / Baa1
CLASS B-2     5,892,000                                     Information not provided hereby                                A+ / Baa2
CLASS B-3     4,950,000                                     Information not provided hereby                                A / Baa3
            -----------
   TOTAL:   452,071,000
            ===========

1)   Subject to the related Available Funds Cap and related Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Tol Ho                                       tol_ho@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com

MOODY'S
Jason Shi                     201-915-8795   shuisheng.shi@moodys.com

STANDARD & POOR'S
Frank Bruzese                 212-438-1809   frank_bruzese@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

TITLE OF CERTIFICATES            Ownit Mortgage Loan Asset-Backed Certificates
                                 Series 2006-5, consisting of:
                                 Class A-1 Certificates,
                                 Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates (collectively, the "Class A-2
                                 Certificates", together with the Class A-1
                                 Certificates, the "Class A Certificates"),
                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and
                                 Class B-1, Class B-2 and Class B-3 Certificates
                                 (collectively, the "Class B Certificates")
                                 The Class A Certificates, Class M and Class B
                                 Certificates are collectively known as the
                                 "Offered Certificates". The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   OwnIt Mortgage Loan Trust 2006-5

ORIGINATOR                       OwnIt Mortgage Solutions Inc.

SERVICER                         Litton Loan Servicing LP

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined].

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty
                                 currently has long term ratings of [To be
                                 determined] from Standard & Poor's, [To be
                                 determined] from Fitch Ratings and [To be
                                 determined] from Moody's Investors Service.

CUT-OFF DATE                     July 1, 2006

PRICING DATE                     On or about July [18], 2006

CLOSING DATE                     On or about July [27], 2006

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in August 2006.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Class A, Class M-1, Class M-2 and Class M-3
                                 Certificates will constitute "mortgage-related
                                 securities" for the purposes of SMMEA.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Issuing Entity
                                 when the aggregate stated principal balance of
                                 the Mortgage Loans is less than or equal to 10%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the Cut-Off Date. The
                                 auction will be effected via a solicitation of
                                 bids from at least three bidders. Any such
                                 auction will result in the termination of the
                                 Trust Fund only if the highest bid received is
                                 at least equal to the sum of (i) the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, plus accrued interest on the Mortgage
                                 Loans, (ii) any unreimbursed out-of-pocket
                                 costs and expenses and the principal portion of
                                 Advances, in each case previously incurred by
                                 the Servicer in the performance of its
                                 servicing obligations, (iii) any Net Swap
                                 Payment or any swap termination payment owed to
                                 the Swap Counterparty pursuant to the Swap
                                 Contract, (iv) certain amounts described in the
                                 Prospectus Supplement, and (v) the costs
                                 incurred by the Trustee in connection with such
                                 auction.

MORTGAGE LOANS                   The Mortgage Loans consist of 2,839 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $471,399,413, secured by first
                                 lien, level pay, interest-only and balloon
                                 mortgages on primarily single family properties
                                 and will be serviced by Litton Loan Servicing
                                 LP. The collateral information presented in
                                 this term sheet regarding the Mortgage Pool is
                                 as of July 1, 2006. The information regarding
                                 the mortgage loans is based on the principal
                                 balance of the mortgage loans as of the Cut-Off
                                 Date assuming the timely receipt of principal
                                 scheduled to be paid on the mortgage loans on
                                 or prior to the Cut-Off date. It is possible
                                 that principal prepayments in part or in full
                                 may occur between the cut-off date and the
                                 closing date. Moreover, certain mortgage loans
                                 included in the mortgage loan pool as of the
                                 Cut-Off Date may not be included in the final
                                 mortgage loan pool due to prepayments in full,
                                 or as a result of not meeting the eligibility
                                 requirements for the final mortgage loan pool,
                                 and certain other mortgage loans may be
                                 included in the final mortgage loan pool. As a
                                 result of the foregoing, the statistical
                                 distribution of characteristics as of the
                                 Cut-Off Date and as of the closing date for the
                                 final mortgage loan pool may vary somewhat from
                                 the statistical distribution of such
                                 characteristics as of the Cut-Off Date as
                                 presented herein, although such variance should
                                 not be material. In addition, the final
                                 mortgage loan pool may vary plus or minus 5.0%
                                 from the cut-off pool of mortgage loans
                                 described in this free writing prospectus.
                                 Please see collateral tables herein for
                                 additional information.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 1,304 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $175,780,290 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 1,535 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $295,619,123 and with principal balances at origination that may or may not conform to principal balance limits of Freddie
                                      Mac.

TOTAL DEAL SIZE                  Approximately $452,071,000

ADMINISTRATIVE FEES              Fees aggregating 51 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans will be paid to the Servicer and
                                 the Trustee. Calculations in this FWP were
                                 modeled assuming 50 bps in fees.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately 4.10% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date. To the extent the over-collateralization
                                 amount is reduced below the
                                 over-collateralization target amount (i.e.,
                                 4.10% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date), excess
                                 cashflow will be directed to build O/C until
                                 the over-collateralization target amount is
                                 restored.

                                 Initial: Approximately 4.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 4.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before stepdown, 8.20% of the current balance of the Mortgage Loans after stepdown
                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A       AAA/Aaa         21.10%
                                 Class M-1      AA+/Aa1         17.60%
                                 Class M-2      AA+/Aa2         14.45%
                                 Class M-3      AA+/Aa3         12.60%
                                 Class M-4      AA+/A1          10.90%
                                 Class M-5       AA/A2           9.30%
                                 Class M-6       AA/A3           7.85%
                                 Class B-1     AA-/Baa1          6.40%
                                 Class B-2      A+/Baa2          5.15%
                                 Class B-3      A/Baa3           4.10%

CLASS SIZES:                      CLASSES    RATING (S/M)   CLASS SIZES
                                 ---------   ------------   -----------
                                  Class A       AAA/Aaa        78.90%
                                 Class M-1      AA+/Aa1         3.50%
                                 Class M-2      AA+/Aa2         3.15%
                                 Class M-3      AA+/Aa3         1.85%
                                 Class M-4      AA+/A1          1.70%
                                 Class M-5       AA/A2          1.60%
                                 Class M-6       AA/A3          1.45%
                                 Class B-1     AA-/Baa1         1.45%
                                 Class B-2      A+/Baa2         1.25%
                                 Class B-3      A/Baa3          1.05%


(1) The subordination includes the initial over-collateralization level of approximately 4.10%.

INTEREST ACCRUAL                 Interest on the Class A, Class M and Class B
                                 Certificates will initially accrue from the
                                 Closing Date to (but excluding) the first
                                 Distribution Date, and thereafter, from the
                                 prior Distribution Date to (but excluding) the
                                 current Distribution Date, on an actual/360
                                 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

COUPON STEP UP                   If the 10% optional termination does not occur
                                 on the first distribution date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on the Class A-1 and Class A-2
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each of the
                                 Class M and Class B Certificates will increase
                                 to 1.5x its respective margin,

SWAP CONTRACT                    The supplement interest trust, for the benefit
(PRELIMINARY AND                 for the Issuing Entity, will include a swap
SUBJECT TO REVISION)             derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplement interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplement interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplement
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplement
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay interest on the relevant
                                 Distribution Date.

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to 12 times the excess of (A) the
                                 quotient of (x) the total scheduled interest
                                 based on the Group I Net Mortgage Rates in
                                 effect on the related due date, and (y) the
                                 aggregate principal balance of the Group I
                                 Mortgage Loans as of the first day of the
                                 applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the
                                 Swap Counterparty, and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the first day of the applicable due period,
                                 multiplied by 30 and divided by the actual
                                 number of days in the related accrual period.

                                 Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, and (y) the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the Swap Counterparty, and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

CAP CONTRACTS                    The Certificates will each have the benefit of
                                 one of the three cap contracts as specified
                                 below:
                                                                                   BEGINNING       1ML STRIKE, UPPER
                                 CLASS                      NUMBER OF MONTHS   DISTRIBUTION DATE         COLLAR
                                 -----                      ----------------   -----------------   -----------------
                                 Class A-1 Certificates             6             August 2006            10.35%
                                 Class A-2 Certificates             6             August 2006             9.33%
                                 Subordinate Certificates           6             August 2006             8.94%

                                 Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Cap Contract with respect to such
                                 Distribution Date and the denominator of which
                                 is the aggregate Certificate principal balance
                                 of the related Class or Classes of Certificates
                                 immediately prior to such Distribution Date and
                                 (y) a fraction, as stated as a percentage, the
                                 numerator of which is an amount equal to any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and the denominator
                                 of which is the aggregate Stated Principal
                                 Balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the Certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Servicing Fees and Trustee Fees, as
                                      applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                                 4.   Available interest funds not used as
                                      provided above, as follows: monthly
                                      interest, including any unpaid monthly
                                      interest from prior months, concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class
                                      M-3 Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates in that order.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to item 3 above, any Net Swap Payment or any swap termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", sequentially then monthly
                                      principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates in that order; provided however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates based on their Certificates Principal Balances.

     After the Certificate Principal Balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate Principal Balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in that order in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     42.20%*
CLASS M-1   35.20%*
CLASS M-2   28.90%*
CLASS M-3   25.20%*
CLASS M-4   21.80%*
CLASS M-5   18.60%*
CLASS M-6   15.70%*
CLASS B-1   12.80%*
CLASS B-2   10.30%*
CLASS B-3    8.20%*

*    includes 2x the overcollateralization of 4.10%

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   August 2009 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                 42.20%
                                 or
                                 (17.00%+4.10%)*2

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
(PRELIMINARY AND SUBJECT TO      Distribution Date on or after the Stepdown
REVISION)                        Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a
                                 rolling three month basis (including Mortgage
                                 Loans in foreclosure and REO Properties) and
                                 (2) the Stated Principal Balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) [37.90]% and (ii) the senior specified
                                 enhancement percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate Realized Losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date exceeds
                                 the Required Loss Percentage shown below.

                                    DISTRIBUTION
                                   DATE OCCURRING      REQUIRED LOSS PERCENTAGE
                                 -----------------   ---------------------------
                                 August 2008         1.35% with respect to
                                    - July 2009      August 2008, plus an
                                                     additional 1/12th of 1.65%
                                                     for each month thereafter
                                 August 2009         3.00% with respect to
                                    - July 2010      August 2009, plus an
                                                     additional 1/12th of 1.75%
                                                     for each month thereafter
                                 August 2010         4.75% with respect to
                                    - July 2011      August 2010, plus an
                                                     additional 1/12th of 1.40%
                                                     for each month thereafter
                                 August 2011         6.15% with respect to
                                    - July 2012      August 2011, plus an
                                                     additional 1/12th of 0.80%
                                                     for each month thereafter
                                 August 2012         6.95%
                                    and thereafter

                                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Offered Certificates and the
                                 Mortgage Loans is contained in the Prospectus.
                                 The foregoing is qualified in its entirety by
                                 the information appearing in the Prospectus. To
                                 the extent that the foregoing is inconsistent
                                 with the Prospectus, the Prospectus shall
                                 govern in all respects. Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $471,399,413
Aggregate Original Principal Balance      $471,595,821
Number of Mortgage Loans                         2,839

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $44,500   $1,022,250     $166,113
Outstanding Principal Balance   $44,416   $1,021,946     $166,044

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)                180       360             360
Stated remaining Term (mos)        176       360             358
Loan Age (mos)                       0        11               1
Current Interest Rate            5.500%   11.500%          7.897%
Initial Interest Rate Cap(3)     3.000%    3.000%          3.000%
Periodic Rate Cap(3)             1.000%    1.000%          1.000%
Gross Margin(3)                  4.500%   10.250%          6.755%
Maximum Mortgage Rate(3)        11.500%   17.250%         13.735%
Minimum Mortgage Rate(3)         5.500%   11.250%          7.735%
Months to Roll(3)                   13        83              31
Original Loan-to-Value           18.52%   100.00%          79.11%
Combined Loan-to-Value           18.52%   100.00%          95.99%
Credit Score                       525       817             642

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2021   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        98.49%
Second Home                     0.24%
Investment                      1.27%

LOAN TYPE
Fixed Rate                     25.63%
ARM                            74.37%

AMORTIZATION TYPE
Fully Amortizing               20.67%
Interest Only                   5.23%
30/40 Balloon                  10.89%
30/45 Balloon                  63.21%

YEAR OF ORIGINATION
2005                            0.02%
2006                           99.98%

LOAN PURPOSE
Purchase                       76.36%
Refinance - Rate/Term           2.77%
Refinance - Cashout            20.87%

PROPERTY TYPE
Single Family                  74.45%
Planned Unit Development       16.16%
Condominium                     6.81%
Two- to Four-Family             2.58%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                    1   $    166,800     0.04%    5.500%     707      $166,800     80.00%   55.34%   100.00%  100.00%
5.501% to 6.000%                  2        419,250     0.09     5.968      649       209,625     76.29    55.40    100.00   100.00
6.001% to 6.500%                 43     11,285,899     2.39     6.416      699       262,463     76.15    47.32     89.03    25.50
6.501% to 7.000%                275     64,229,244    13.63     6.880      679       233,561     76.57    47.65     79.68    10.84
7.001% to 7.500%                556    110,685,979    23.48     7.333      664       199,076     76.65    46.42     71.64     5.55
7.501% to 8.000%                701    122,824,419    26.06     7.819      638       175,213     77.01    45.15     78.14     5.37
8.001% to 8.500%                435     64,982,364    13.78     8.315      621       149,385     78.78    44.62     78.08     0.84
8.501% to 9.000%                373     50,124,561    10.63     8.808      607       134,382     83.09    42.60     80.39     0.70
9.001% to 9.500%                212     24,103,125     5.11     9.306      595       113,694     87.48    42.29     84.47     0.52
9.501% to 10.000%               147     14,705,252     3.12     9.799      598       100,036     93.44    41.37     92.11     2.15
10.001% to 10.500%               58      4,976,472     1.06    10.313      595        85,801     96.98    42.66     98.02     3.35
10.501% to 11.000%               32      2,654,009     0.56    10.764      587        82,938     95.21    38.89     95.05     0.00
11.001% to 11.500%                4        242,041     0.05    11.330      625        60,510    100.00    25.75     68.10     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                        2,839   $471,399,413   100.00%    7.897%     642      $166,044     79.11%   45.17%    78.40%    5.23%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       10   $    769,979     0.16%   8.082%      606      $ 76,998    67.51%    34.47%   100.00%   0.00%
229 to 240                        3        210,646     0.04    8.724       605        70,215    82.13     39.00    100.00    0.00
349 to 360                    2,826    470,418,789    99.79    7.896       642       166,461    79.13     45.19     78.36    5.24
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%   5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  28   $  1,378,594     0.29%   9.005%      594     $   49,235   72.65%    36.57%   100.00%    0.00%
$50,001 to $100,000             810     63,235,856    13.41    8.634       617         78,069   83.62     41.14     94.44     0.58
$100,001 to $150,000            845    105,628,094    22.41    8.112       625        125,004   79.96     43.57     90.27     1.30
$150,001 to $200,000            473     82,198,397    17.44    7.859       634        173,781   78.69     45.44     85.28     3.54
$200,001 to $250,000            246     54,961,971    11.66    7.586       650        223,423   77.04     46.81     77.48     6.12
$250,001 to $300,000            158     43,211,018     9.17    7.700       654        273,487   77.91     47.22     68.40     5.54
$300,001 to $350,000             79     25,589,000     5.43    7.633       645        323,911   77.75     47.38     70.75     7.32
$350,001 to $400,000             54     19,998,221     4.24    7.612       670        370,337   79.15     46.97     44.33     5.43
$400,001 to $450,000             54     23,065,604     4.89    7.463       671        427,141   77.39     47.16     45.82     8.99
$450,001 to $500,000             33     15,638,579     3.32    7.613       674        473,896   77.75     46.49     54.39    15.27
$500,001 to $550,000             23     12,000,072     2.55    7.555       666        521,742   78.52     47.37     61.26     8.50
$550,001 to $600,000             12      6,960,882     1.48    7.646       679        580,074   76.65     43.54     58.60    16.43
$600,001 to $650,000             11      6,914,644     1.47    7.313       666        628,604   75.65     46.99     72.90    45.08
$650,001 to $700,000              4      2,698,120     0.57    7.468       690        674,530   76.28     46.74     49.31     0.00
$700,001 to $750,000              1        703,200     0.15    6.990       664        703,200   80.00     52.19    100.00   100.00
$800,001 to $850,000              2      1,660,702     0.35    7.500       638        830,351   77.53     52.33    100.00     0.00
$850,001 to $900,000              3      2,610,663     0.55    7.337       694        870,221   76.57     51.72     66.94    33.06
$900,001 to $950,000              1        949,508     0.20    7.750       764        949,508   80.00     37.06    100.00     0.00
$950,001 to $1,000,000            1        974,344     0.21    7.990       619        974,344   75.00     55.40    100.00     0.00
$1,000,001 or greater             1      1,021,946     0.22    6.625       724      1,021,946   75.00     54.24    100.00     0.00
                              -----   ------------   ------    -----       ---     ----------   -----     -----    ------   ------
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642     $  166,044   79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===     ==========   =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              10   $    769,979     0.16%   8.082%      606      $ 76,998    67.51%    34.47%   100.00%   0.00%
20 Year Fixed Loans               3        210,646     0.04    8.724       605        70,215    82.13     39.00    100.00    0.00
30 Year Fixed Loans             456     48,622,901    10.31    8.554       612       106,629    83.91     40.21     97.38    0.58
30/40 Balloon Loans              24      2,613,641     0.55    8.759       603       108,902    83.55     44.46    100.00    0.00
30/45 Balloon Loans             480     68,605,614    14.55    8.220       611       142,928    81.08     43.86     98.29    0.00
2/28 LIBOR Loans                341     54,465,695    11.55    7.891       651       159,723    79.83     44.44     73.80   38.10
3/27 LIBOR Loans                133     16,511,434     3.50    8.222       638       124,146    81.71     41.46     87.25   16.52
5/25 LIBOR Loans                  6      1,513,635     0.32    7.044       686       252,272    78.40     39.64     92.24   60.06
2/28 LIBOR Loans (40 Year
   Amortization)                208     45,408,817     9.63    7.751       650       218,312    77.78     45.88     67.56    0.00
2/28 LIBOR Loans (45 Year
   Amortization)                 81     16,428,961     3.49    7.690       653       202,827    77.88     47.46     62.71    0.00
3/27 LIBOR Loans (40 Year
   Amortization)                 18      2,562,391     0.54    7.906       657       142,355    79.19     48.01     62.48    0.00
3/27 LIBOR Loans (45 Year
   Amortization)              1,063    210,632,483    44.68    7.666       653       198,149    77.37     47.02     71.45    0.00
5/25 LIBOR Loans (40 Year
   Amortzation)                   5        765,570     0.16    7.072       687       153,114    76.50     43.66    100.00    0.00
5/25 LIBOR Loans (45 Year
   Amortization)                 10      2,152,674     0.46    7.371       693       215,267    76.97     39.24     57.46    0.00
7/23 LIBOR Loans (45 Year
   Amortization)                  1        134,974     0.03    8.000       621       134,974    75.00     54.53    100.00    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%   5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                862   $ 97,421,961    20.67%   8.421%      620      $113,019    82.56%    41.44%    90.44%    0.00%
Balloon                       1,890    349,305,124    74.10    7.794       644       184,818    78.23     46.21     75.94     0.00
60 Month Interest-Only           85     24,389,329     5.17    7.267       688       286,933    77.85     45.28     65.33   100.00
120 Month Interest-Only           2        283,000     0.06    8.891       559       141,500    84.38     47.69    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           1,866   $350,576,634    74.37%   7.735%      652      $187,876    78.05%    46.15%    71.66%   6.96%
Fixed Rate                      973    120,822,780    25.63    8.366       611       124,176    82.19     42.34     97.97    0.23
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%   5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           8   $    762,987     0.16%   9.148%      604      $ 95,373    87.47%    36.70%   100.00%    0.00%
Arizona                          62     10,090,637     2.14    7.872       630       162,752    78.20     46.01     77.92     3.39
Arkansas                         22      2,174,496     0.46    7.978       647        98,841    80.37     44.19     96.21     0.00
California                      413    136,236,437    28.90    7.451       668       329,870    76.17     47.97     58.98    11.91
Colorado                        155     24,254,074     5.15    7.686       633       156,478    79.02     44.51     91.56     4.12
Connecticut                      10      2,461,218     0.52    7.698       641       246,122    78.12     47.08     72.38     0.00
Florida                         204     36,897,040     7.83    7.693       642       180,868    77.23     44.00     79.19     6.31
Georgia                         117     15,343,664     3.25    8.296       621       131,142    79.28     42.24     90.19     0.00
Idaho                           105     14,111,921     2.99    7.913       631       134,399    77.68     42.68     86.81     1.88
Illinois                         13      1,473,664     0.31    9.463       598       113,359    87.61     41.56    100.00     0.00
Indiana                          19      1,588,277     0.34    8.693       628        83,594    88.45     41.75     94.06     0.00
Iowa                             21      2,236,984     0.47    8.859       613       106,523    85.60     42.43     80.72     0.00
Kansas                           55      4,928,443     1.05    8.713       613        89,608    83.05     41.55     94.90     0.00
Kentucky                         64      6,051,256     1.28    8.796       612        94,551    89.70     43.41     95.93     0.00
Maine                            12      1,347,535     0.29    8.479       645       112,295    76.94     45.34     67.73     0.00
Maryland                         26      6,474,080     1.37    8.117       640       249,003    80.90     45.10     79.56     2.59
Massachusetts                    21      5,052,472     1.07    8.330       634       240,594    80.22     44.41     66.77     0.00
Michigan                        117     13,407,637     2.84    8.464       626       114,595    84.36     44.14     87.65     0.00
Minnesota                        21      3,423,722     0.73    7.835       641       163,034    79.93     46.46     74.71     5.11
Mississippi                      12      1,128,556     0.24    8.184       620        94,046    81.18     45.83     91.65     0.00
Missouri                         78      7,198,620     1.53    8.537       615        92,290    81.60     42.78     93.21     0.00
Montana                           2        232,571     0.05    7.698       624       116,286    77.91     52.47    100.00     0.00
Nebraska                         18      1,502,194     0.32    8.525       616        83,455    82.92     43.55    100.00     0.00
Nevada                           73     16,773,524     3.56    7.533       640       229,774    76.13     47.56     84.94     2.08
New Jersey                       32      4,969,949     1.05    8.398       628       155,311    80.82     45.96     79.33     0.00
North Carolina                   78      9,273,652     1.97    8.438       624       118,893    80.31     43.19     86.90     8.25
Ohio                            368     38,859,538     8.24    8.555       614       105,597    86.40     41.34     94.23     2.39
Oklahoma                         27      2,423,598     0.51    8.715       607        89,763    84.43     42.08     97.55     0.00
Oregon                           96     15,732,532     3.34    7.844       638       163,881    78.06     44.51     89.10     1.12
Pennsylvania                     80      8,077,397     1.71    8.608       620       100,967    86.70     41.71     91.56     0.00
Rhode Island                      6      1,121,836     0.24    7.557       664       186,973    75.08     42.99     75.41     0.00
South Carolina                   22      2,431,010     0.52    8.576       611       110,500    80.73     40.96     81.36     0.00
Tennessee                       105     11,034,491     2.34    7.931       625       105,090    77.37     43.55    100.00     3.22
Utah                             57      8,076,088     1.71    7.518       648       141,686    76.61     43.74     87.00     1.67
Vermont                           6        988,961     0.21    8.169       671       164,827    80.95     46.43     43.37     0.00
Virginia                         28      4,363,188     0.93    7.811       639       155,828    77.95     42.99     91.19     0.00
Washington                      214     40,140,399     8.52    7.770       648       187,572    77.71     46.81     76.55     3.62
Wisconsin                        57      6,581,640     1.40    8.924       609       115,467    85.07     42.10     92.96     0.00
Wyoming                          15      2,173,130     0.46    7.821       635       144,875    80.35     47.69     90.06     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   43   $  4,470,582     0.95%   8.017%      593      $103,967    41.45%    39.11%    91.78%    1.32%
50.01% to 55.00%                 13      1,436,470     0.30    8.082       570       110,498    51.70     42.19    100.00     0.00
55.01% to 60.00%                 11      1,859,711     0.39    7.961       593       169,065    58.30     39.50     95.97     0.00
60.01% to 65.00%                 16      2,762,555     0.59    8.126       602       172,660    62.59     43.12     70.61    14.55
65.01% to 70.00%                 37      6,128,346     1.30    7.739       609       165,631    68.88     39.31     94.68     0.00
70.01% to 75.00%              1,029    191,673,049    40.66    7.532       651       186,271    74.93     46.53     77.33     5.13
75.01% to 80.00%              1,059    191,754,216    40.68    7.786       651       181,071    79.91     45.38     71.45     7.14
80.01% to 85.00%                 65     10,272,587     2.18    8.808       586       158,040    84.63     41.50     96.53     0.00
85.01% to 90.00%                209     26,810,710     5.69    9.049       598       128,281    89.83     43.14     95.69     2.11
90.01% to 95.00%                 83     10,778,318     2.29    8.786       609       129,859    94.73     40.88     97.25     0.00
95.01% to 100.00%               274     23,452,870     4.98    9.639       611        85,594    99.96     41.87     99.00     0.49
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   42   $  4,315,678     0.92%   8.005%      592      $102,754    41.20%    38.60%    91.49%    1.37%
50.01% to 55.00%                 13      1,436,470     0.30    8.082       570       110,498    51.70     42.19    100.00     0.00
55.01% to 60.00%                 12      2,014,614     0.43    7.993       595       167,885    57.54     40.55     96.28     0.00
60.01% to 65.00%                 16      2,762,555     0.59    8.126       602       172,660    62.59     43.12     70.61    14.55
65.01% to 70.00%                 31      4,902,663     1.04    7.744       598       158,150    68.62     36.90     94.69     0.00
70.01% to 75.00%                 47      8,140,241     1.73    7.842       613       173,197    74.37     42.01     90.50     8.93
75.01% to 80.00%                 97     16,559,410     3.51    8.158       623       170,716    79.65     41.67     75.39     5.70
80.01% to 85.00%                 67     10,887,423     2.31    8.721       591       162,499    84.05     41.64     92.46     0.00
85.01% to 90.00%                251     38,266,008     8.12    8.591       620       152,454    85.75     43.92     83.67     3.00
90.01% to 95.00%                117     19,912,797     4.22    8.217       629       170,195    86.26     43.88     86.80     2.30
95.01% to 100.00%             2,146    362,201,554    76.84    7.768       650       168,780    78.89     45.96     76.33     5.78
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 76.43% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   68   $  9,630,091     2.04%   8.015%      628      $141,619    78.35%    14.87%    88.83%    0.00%
20.01% to 25.00%                 67      8,759,013     1.86    8.357       621       130,732    80.85     22.51     91.86     8.84
25.01% to 30.00%                128     15,342,075     3.25    8.221       631       119,860    80.93     27.64     90.53     4.93
30.01% to 35.00%                225     26,924,492     5.71    8.330       622       119,664    80.89     32.75     87.30     3.07
35.01% to 40.00%                335     45,878,027     9.73    8.095       635       136,949    80.18     37.70     85.59     5.02
40.01% to 45.00%                446     70,393,956    14.93    7.986       641       157,834    78.75     42.62     71.00     5.23
45.01% to 50.00%                719    133,379,569    28.29    7.884       653       185,507    78.82     47.88     58.55     7.60
50.01% to 55.00%                681    130,202,863    27.62    7.693       639       191,194    78.49     52.40     90.33     4.00
55.01% to 60.00%                170     30,889,329     6.55    7.612       643       181,702    79.50     55.37     99.17     3.20
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----     ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      2,122   $359,959,534    76.36%   7.811%      649      $169,632    79.06%    45.76%    74.71%    6.05%
Refinance - Cashout             632     98,400,101    20.87    8.168       617       155,696    79.22     43.11     90.25     2.71
Refinance - Rate Term            85     13,039,778     2.77    8.214       612       153,409    79.48     44.53     90.82     1.75
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----     ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====     ====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 2,206   $350,938,576    74.45%   7.957%      640      $159,084    79.62%    44.89%    77.69%    4.79%
Planned Unit Development        376     76,199,804     16.16   7.712       639       202,659    77.72     45.73     83.03     5.68
Condominium                     200     32,104,088      6.81   7.772       655       160,520    77.79     46.10     78.67     8.46
Two- to Four-Family              57     12,156,946      2.58   7.647       676       213,280    76.34     47.26     69.17     6.69
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----     ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            2,206   $322,594,459    68.43%   7.958%      628      $146,235    79.74%    45.30%   100.00%    3.97%
No Income Verification          388     95,266,556    20.21    7.793       690       245,532    77.76     45.67      0.00     8.50
Full Documentation - Bank
   Statements                   216     46,991,291     9.97    7.719       634       217,552    77.84     43.75    100.00     7.28
Limited Income
   Verification                  29      6,547,108     1.39    7.653       660       225,762    76.80     42.04      0.00     5.50
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------     ----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======     ====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       2,793   $464,297,523    98.49%   7.888%      641      $166,236    79.11%    45.24%    78.73%    5.08%
Investment                       42      5,972,246     1.27    8.631       680       142,196    78.57     40.66     64.88     8.68
Second Home                       4      1,129,644     0.24    7.570       692       282,411    80.00     42.83     16.98    51.70
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                28   $  4,871,555     1.03%   7.860%      625      $173,984    80.30%    43.71%     93.55%   0.00%
1                              2197    380,869,911    80.80    7.821       646       173,359    78.72     45.19      76.49    5.61
2                               301     49,275,583    10.45    7.949       638       163,706    78.54     46.43      82.38    2.48
3                               216     27,178,457     5.77    8.468       614       125,826    82.55     44.25      87.95    6.71
4                                96      9,095,907     1.93    9.113       580        94,749    87.64     41.24     100.00    1.65
11                                1        108,000     0.02    5.875       603       108,000    80.00     55.24     100.00  100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     ------  ------
TOTAL                         2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%     78.40%   5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     ======  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                 LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            444   $ 69,152,194    14.67%   8.396%      633      $155,748    80.07%    43.77%    75.74%    1.67%
6 Months                         50      4,477,802     0.95    8.700       612        89,556    82.99     41.68     94.39     0.00
12 Months                       145     35,738,115     7.58    7.880       663       246,470    77.84     44.65     57.76    11.29
24 Months                       405     76,625,675    16.25    7.709       654       189,199    78.21     45.53     74.52    18.97
36 Months                     1,795    285,405,628    60.54    7.816       638       159,000    79.21     45.54     82.42     1.73
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
525                               1   $    254,888     0.05%   8.875%      525      $254,888    51.00%    41.63%   100.00%    0.00%
526 to 550                       62      8,089,629     1.72    8.773       544       130,478    75.47     40.67    100.00     2.81
551 to 575                      211     25,445,285     5.40    8.843       564       120,594    80.12     42.58     98.71     0.50
576 to 600                      580     75,784,198    16.08    8.636       589       130,662    82.85     43.03     96.48     0.96
601 to 625                      623     92,445,630    19.61    7.937       613       148,388    79.45     45.33     97.88     1.80
626 to 650                      498     86,376,704    18.32    7.815       638       173,447    78.35     46.32     83.32     3.03
651 to 675                      350     67,121,495    14.24    7.636       663       191,776    77.36     45.78     69.41     7.54
676 to 700                      228     47,969,714    10.18    7.413       688       210,393    77.85     46.51     50.55    10.21
701 to 725                      153     37,955,761     8.05    7.262       712       248,077    77.98     46.87     45.84    11.70
726 to 750                       71     14,218,620     3.02    7.283       737       200,262    78.57     45.32     37.69    13.45
751 to 775                       36      9,098,510     1.93    7.250       761       252,736    78.78     43.98     45.35     6.15
776 to 800                       23      5,997,666     1.27    7.182       787       260,768    77.69     43.78     42.75    40.63
801 to 817                        3        641,313     0.14    7.306       806       213,771    80.41     46.15     43.25     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,839   $471,399,413   100.00%   7.897%      642      $166,044    79.11%    45.17%    78.40%    5.23%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                  1   $    166,800     0.05%    5.500%     707      $166,800     80.00%   55.34%   100.00%  100.00%
4.501% to 5.000%                  2        419,250     0.12     5.968      649       209,625     76.29    55.40    100.00   100.00
5.001% to 5.500%                 30      7,912,516     2.26     6.402      708       263,751     76.01    46.51     92.16    33.34
5.501% to 6.000%                237     54,935,928    15.67     6.861      682       231,797     76.61    47.46     82.39    10.47
6.001% to 6.500%                447     91,959,776    26.23     7.306      670       205,727     76.66    46.68     66.76     7.98
6.501% to 7.000%                511     96,834,880    27.62     7.786      647       189,501     77.22    46.35     70.86     6.02
7.001% to 7.500%                264     46,251,037    13.19     8.248      632       175,193     78.29    45.85     63.86     3.05
7.501% to 8.000%                204     31,087,082     8.87     8.794      612       152,388     81.52    43.57     72.10     1.12
8.001% to 8.500%                107     14,752,783     4.21     9.320      599       137,876     84.73    43.75     74.91     0.85
8.501% to 9.000%                 38      4,392,405     1.25     9.789      610       115,590     89.16    43.38     76.40     7.18
9.001% to 9.500%                 14      1,107,771     0.32    10.344      599        79,126     95.74    44.49     91.11     4.67
9.501% to 10.000%                 9        641,544     0.18    10.781      603        71,283     99.99    41.25     90.96     0.00
10.001% to 10.500%                2        114,861     0.03    11.250      603        57,431    100.00    28.45    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                        1,866   $350,576,634   100.00%    7.735%     652      $187,876     78.05%   46.15%    71.66%    6.96%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MAXIMUM MORTGAGE RATES        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                   1   $    166,800     0.05%    5.500%     707      $166,800    80.00%    55.34%   100.00%  100.00%
11.501% to 12.000%                2        419,250     0.12     5.968      649       209,625    76.29     55.40    100.00   100.00
12.001% to 12.500%               36      9,991,821     2.85     6.417      704       277,551    76.26     47.30     89.99    28.81
12.501% to 13.000%              251     59,769,575    17.05     6.878      682       238,126    76.68     47.57     78.33    11.65
13.001% to 13.500%              449     92,489,123    26.38     7.325      670       205,989    76.73     46.72     66.06     6.64
13.501% to 14.000%              500     94,360,436    26.92     7.810      645       188,721    77.14     46.42     72.00     6.81
14.001% to 14.500%              244     40,238,608    11.48     8.309      629       164,912    78.34     45.33     65.97     1.36
14.501% to 15.000%              202     31,319,919     8.93     8.810      611       155,049    81.25     43.38     70.67     1.11
15.001% to 15.500%              105     13,814,205     3.94     9.289      599       131,564    84.37     43.32     74.48     0.91
15.501% to 16.000%               43      5,097,452     1.45     9.758      611       118,545    89.23     44.06     79.67     6.19
16.001% to 16.500%               20      1,948,634     0.56    10.288      596        97,432    94.34     45.18     94.95     2.66
16.501% to 17.000%               11        845,949     0.24    10.743      594        76,904    97.15     40.20     93.15     0.00
17.001% to 17.500%                2        114,861     0.03    11.250      603        57,431   100.00     28.45    100.00     0.00
                              -----   ------------   ------    ------      ---      --------   ------     -----    ------   ------
TOTAL:                        1,866   $350,576,634   100.00%    7.735%     652      $187,876    78.05%    46.15%    71.66%    6.96%
                              =====   ============   ======    ======      ===      ========   ======     =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per annum.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS    OUTSTANDING     POOL    COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------------   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
August 2007                       1   $    108,000     0.03%    5.875%     603      $108,000    80.00%    55.24%   100.00%  100.00%
March 2008                       29      2,690,924     0.77     8.975      580        92,790    88.87     42.86    100.00     5.57
April 2008                       51      7,362,170     2.10     8.429      618       144,356    81.62     42.93     80.08    23.21
May 2008                         58     10,865,048     3.10     7.738      644       187,328    78.28     48.15     77.42    11.26
June 2008                       484     94,056,029    26.83     7.731      657       194,331    78.28     45.36     66.82    18.67
July 2008                         7      1,221,300     0.35     8.200      606       174,471    80.08     46.33    100.00     0.00
March 2009                       19      1,896,170     0.54     9.311      574        99,798    88.71     42.34    100.00     0.00
April 2009                       70     10,775,368     3.07     7.992      632       153,934    78.29     46.80     83.21     0.00
May 2009                        134     25,688,076     7.33     7.677      656       191,702    77.23     47.81     76.64     0.00
June 2009                       980    189,274,319    53.99     7.685      653       193,137    77.61     46.56     70.90     1.44
July 2009                        11      2,072,375     0.59     7.331      649       188,398    79.32     41.35     84.83     0.00
April 2011                        1        134,777     0.04     8.990      595       134,777    90.00     24.27    100.00     0.00
May 2011                          2        188,924     0.05     8.358      591        94,462    79.42     49.82    100.00     0.00
June 2011                        18      4,108,178     1.17     7.096      697       228,232    76.87     40.22     74.85    22.13
June 2013                         1        134,974     0.04     8.000      621       134,974    75.00     54.53    100.00     0.00
                              -----   ------------   ------     -----      ---      --------    -----     -----    ------   ------
TOTAL:                        1,866   $350,576,634   100.00%    7.735%     652      $187,876    78.05%    46.15%    71.66%    6.96%
                              =====   ============   ======     =====      ===      ========    =====     =====    ======   ======

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $175,780,290
Aggregate Original Principal Balance      $175,862,659
Number of Mortgage Loans                         1,304

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $47,600   $412,000     $134,864
Outstanding Principal Balance   $47,483   $411,843     $134,801

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                -------    -------   --------------------
Original Term (mos)                 180        360              360
Stated remaining Term (mos)         176        360              358
Loan Age (mos)                        0         11                1
Current Interest Rate             5.500%    11.250%           8.040%
Initial Interest Rate Cap(3)      3.000%     3.000%           3.000%
Periodic Rate Cap(3)              1.000%     1.000%           1.000%
Gross Margin(3)                   4.500%    10.250%           6.911%
Maximum Mortgage Rate(3)         11.500%    17.250%          13.922%
Minimum Mortgage Rate(3)          5.500%    11.250%           7.922%
Months to Roll(3)                    13         83               31
Original Loan-to-Value            25.00%    100.00%           79.80%
Combined Loan-to-Value            25.00%    100.00%           94.48%
Credit Score                        525        800              632

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   03/01/2021   07/01/2036

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%

OCCUPANCY
Primary                             97.24%
Second Home                          0.31%
Investment                           2.45%

LOAN TYPE
Fixed Rate                          24.05%
ARM                                 75.95%

AMORTIZATION TYPE
Fully Amortizing                    26.20%
Interest Only                        2.86%
30/40 Balloon                       10.22%
30/45 Balloon                       60.71%

YEAR OF ORIGINATION
2005                                 0.06%
2006                                99.94%

LOAN PURPOSE
Purchase                            60.84%
Refinance - Rate/Term                5.18%
Refinance - Cashout                 33.98%

PROPERTY TYPE
Single Family                       77.05%
Planned Unit Development            11.57%
Condominium                          8.90%
Two- to Four-Family                  2.48%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                    1   $    166,800     0.09%    5.500%     707      $166,800     80.00%   55.34%   100.00%  100.00%
5.501% to 6.000%                  2        419,250     0.24     5.968      649       209,625     76.29    55.40    100.00   100.00
6.001% to 6.500%                 16      2,635,587     1.50     6.408      688       164,724     73.33    46.45    100.00     9.96
6.501% to 7.000%                109     18,890,400    10.75     6.888      679       173,306     75.96    48.57     87.52     7.61
7.001% to 7.500%                238     34,181,379    19.45     7.345      658       143,619     76.44    47.64     87.45     1.02
7.501% to 8.000%                332     46,515,173    26.46     7.824      631       140,106     77.01    45.19     91.24     3.47
8.001% to 8.500%                211     27,770,341    15.80     8.327      619       131,613     78.66    45.21     84.20     0.00
8.501% to 9.000%                185     22,568,994    12.84     8.807      602       121,995     84.39    42.53     89.60     1.04
9.001% to 9.500%                110     12,433,123     7.07     9.322      592       113,028     89.33    42.62     93.33     1.01
9.501% to 10.000%                65      7,258,688     4.13     9.795      607       111,672     92.41    43.15     84.01     3.53
10.001% to 10.500%               22      2,017,673     1.15    10.287      601        91,712     96.98    45.40     95.12     8.26
10.501% to 11.000%               10        758,042     0.43    10.795      603        75,804     99.99    40.78     92.35     0.00
11.001% to 11.500%                3        164,840     0.09    11.250      597        54,947    100.00    28.84    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                        1,304   $175,780,290   100.00%    8.040%     632      $134,801     79.80%   45.45%    88.85%    2.86%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.040% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                        3   $    199,836     0.11%   8.076%      606      $ 66,612    60.44%    32.15%   100.00%   0.00%
229 to 240                        1         93,453     0.05    8.625       621        93,453    90.00     41.70    100.00    0.00
349 to 360                    1,300    175,487,001    99.83    8.039       632       134,990    79.81     45.46     88.83    2.87
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                   9   $    447,155     0.25%   9.184%      594      $ 49,684    76.33%    32.66%   100.00%   0.00%
$50,001 to $100,000             417     33,500,382    19.06    8.469       622        80,337    82.28     42.42     93.54    0.92
$100,001 to $150,000            500     62,245,882    35.41    8.083       628       124,492    80.13     44.82     90.81    1.40
$150,001 to $200,000            216     37,553,233    21.36    7.869       636       173,858    78.77     46.55     88.33    4.01
$200,001 to $250,000             80     17,741,093    10.09    7.685       640       221,764    77.36     47.25     86.44    3.76
$250,001 to $300,000             53     14,553,405     8.28    7.821       660       274,593    77.71     47.03     75.61    7.30
$300,001 to $350,000             22      7,092,622     4.03    7.781       632       322,392    78.58     50.21     85.63    8.75
$350,001 to $400,000              5      1,829,792     1.04    8.400       625       365,958    91.02     50.17     80.20    0.00
$400,001 to $450,000              2        816,727     0.46    7.375       638       408,363    77.52     53.93    100.00    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $47,483 to approximately $411,843 and the average outstanding principal balance of the Mortgage Loans was approximately $134,801.

PRODUCT TYPES

                             NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans               3   $    199,836     0.11%    8.076%     606      $ 66,612    60.44%    32.15%   100.00%    0.00%
20 Year Fixed Loans               1         93,453     0.05     8.625      621        93,453    90.00     41.70    100.00     0.00
30 Year Fixed Loans             172     19,152,501    10.90     8.418      616       111,352    83.40     40.54     97.31     0.60
30/40 Balloon Loans               5        580,286     0.33     9.173      593       116,057    91.92     43.94    100.00     0.00
30/45 Balloon Loans             167     22,245,375    12.66     8.390      605       133,206    82.03     44.46     98.97     0.00
2/28 LIBOR Loans                183     21,451,488    12.20     8.282      626       117,221    81.47     43.66     89.40    18.88
3/27 LIBOR Loans                 89      9,795,798     5.57     8.390      626       110,065    82.64     42.26     91.09     6.15
5/25 LIBOR Loans                  2        402,777     0.23     7.659      660       201,388    83.35     42.64    100.00    66.54
2/28 LIBOR Loans (40 Year
   Amortization)                105     16,042,299     9.13     7.917      640       152,784    77.79     46.16     82.51     0.00
2/28 LIBOR Loans (45 Year
   Amortization)                 36      5,494,188     3.13     7.635      642       152,616    78.21     47.37     90.60     0.00
3/27 LIBOR Loans (40 Year
   Amortization)                  7        772,013     0.44     7.799      662       110,288    79.77     51.97    100.00     0.00
3/27 LIBOR Loans (45 Year
   Amortization)                524     77,893,495    44.31     7.794      644       148,652    77.95     47.61     84.51     0.00
5/25 LIBOR Loans (40 Year
   Amortzation)                   4        575,522     0.33     7.178      674       143,881    77.00     40.39    100.00     0.00
5/25 LIBOR Loans (45 Year
   Amortization)                  5        946,285     0.54     7.830      681       189,257    79.25     41.21     65.34     0.00
7/23 LIBOR Loans (45 Year
   Amortization)                  1        134,974     0.08     8.000      621       134,974    75.00     54.53    100.00     0.00
                              -----   ------------   ------     -----      ---      --------    -----     -----    ------    -----
TOTAL:                        1,304   $175,780,290   100.00%    8.040%     632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======     =====      ===      ========    =====     =====    ======    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                421   $ 46,060,895    26.20%    8.440%     618      $109,408     82.72%   41.73%    93.87%    0.00%
Balloon                         854    124,684,437    70.93     7.913      637       146,001     78.74    46.79     87.21     0.00
60 Month Interest-Only           28      4,919,958     2.80     7.442      666       175,713     78.67    46.06     82.95   100.00
120 Month Interest-Only           1        115,000     0.07    10.375      582       115,000    100.00    49.64    100.00   100.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                        1,304   $175,780,290   100.00%    8.040%     632      $134,801     79.80%   45.45%    88.85%    2.86%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                             956   $133,508,839    75.95%   7.922%      640      $139,654    78.88%    46.34%    85.87%   3.69%
Fixed Rate                      348     42,271,451    24.05    8.412       610       121,470    82.70     42.61     98.24    0.27
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           5   $    439,679     0.25%   9.240%      596      $ 87,936    90.59%    35.74%   100.00%    0.00%
Arizona                          31      4,484,679     2.55    8.061       626       144,667    76.76     47.75     72.05     2.94
Arkansas                          9        857,462     0.49    7.956       638        95,274    78.08     45.29     90.38     0.00
California                       87     20,439,927    11.63    7.572       651       234,942    74.01     48.43     80.10     8.38
Colorado                        102     15,045,366     8.56    7.679       636       147,504    78.80     44.43     92.24     3.98
Connecticut                       6      1,163,578     0.66    7.600       624       193,930    81.96     49.11    100.00     0.00
Florida                          64      8,794,630     5.00    7.818       640       137,416    78.06     46.34     89.09     7.14
Georgia                          61      7,360,007     4.19    8.252       619       120,656    79.49     42.39     90.51     0.00
Idaho                            61      7,651,128     4.35    8.029       625       125,428    78.16     43.95     86.77     3.46
Illinois                          8        918,261     0.52    9.229       594       114,783    86.00     50.13    100.00     0.00
Indiana                           9        723,029     0.41    8.427       629        80,337    85.62     44.39    100.00     0.00
Iowa                             14      1,361,753     0.77    8.737       616        97,268    87.70     43.74     86.64     0.00
Kansas                           33      2,931,233     1.67    8.835       610        88,825    84.26     43.30    100.00     0.00
Kentucky                         30      3,115,199     1.77    8.525       616       103,840    87.74     44.50     95.79     0.00
Maine                             8      1,031,086     0.59    8.359       665       128,886    79.27     45.81     57.83     0.00
Maryland                         14      2,333,755     1.33    8.263       621       166,697    80.41     48.50     93.04     7.19
Massachusetts                     9      1,766,314     1.00    8.557       618       196,257    80.76     44.82     88.84     0.00
Michigan                         42      4,896,342     2.79    8.414       623       116,580    83.92     46.06     90.38     0.00
Minnesota                        14      2,288,537     1.30    7.684       639       163,467    78.88     47.69     79.97     7.65
Mississippi                       3        254,208     0.14    8.170       651        84,736    84.91     47.89     62.92     0.00
Missouri                         42      3,826,897     2.18    8.398       625        91,117    81.28     41.40     93.34     0.00
Montana                           2        232,571     0.13    7.698       624       116,286    77.91     52.47    100.00     0.00
Nebraska                         13      1,174,907     0.67    8.549       622        90,377    84.10     44.70    100.00     0.00
Nevada                           22      4,237,870     2.41    7.507       643       192,630    75.76     45.84     93.68     3.72
New Jersey                       23      3,303,486     1.88    8.354       623       143,630    81.69     47.46     93.66     0.00
North Carolina                   50      5,553,749     3.16    8.445       619       111,075    81.45     44.38     95.58     0.93
Ohio                            170     17,779,170    10.11    8.539       613       104,583    86.42     42.33     92.35     3.41
Oklahoma                          8        577,973     0.33    8.834       595        72,247    80.07     42.47    100.00     0.00
Oregon                           63     10,410,007     5.92    7.813       642       165,238    78.23     46.90     95.86     0.00
Pennsylvania                     35      3,730,780     2.12    8.670       625       106,594    88.14     42.21     88.28     0.00
Rhode Island                      4        685,488     0.39    7.648       672       171,372    71.95     40.63     59.76     0.00
South Carolina                    7        780,105     0.44    8.442       611       111,444    80.70     43.18     66.30     0.00
Tennessee                        45      4,309,800     2.45    7.880       632        95,773    77.17     44.95    100.00     0.00
Utah                             35      4,239,996     2.41    7.651       649       121,143    76.84     44.44     86.55     3.18
Vermont                           6        988,961     0.56    8.169       671       164,827    80.95     46.43     43.37     0.00
Virginia                         16      2,182,607     1.24    7.755       626       136,413    76.29     46.15    100.00     0.00
Washington                      111     18,855,845    10.73    7.729       650       169,872    77.91     47.94     84.40     2.15
Wisconsin                        33      3,820,200     2.17    8.846       609       115,764    84.72     42.95     90.88     0.00
Wyoming                           9      1,233,703     0.70    7.849       631       137,078    80.62     46.10     94.54     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------     ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======     ====

No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   18   $  2,056,383     1.17%   7.986%      584      $114,244     42.21%   38.21%    89.89%    0.00%
50.01% to 55.00%                  6        826,503     0.47    8.229       567       137,751     51.45    38.98    100.00     0.00
55.01% to 60.00%                  8      1,373,146     0.78    7.931       602       171,643     57.91    43.10     94.54     0.00
60.01% to 65.00%                 10      1,749,115     1.00    7.811       606       174,911     63.18    43.48     80.00    22.98
65.01% to 70.00%                 19      2,691,185     1.53    7.911       607       141,641     69.10    37.63     92.20     0.00
70.01% to 75.00%                453     61,296,435    34.87    7.561       643       135,312     74.84    47.33     90.58     1.80
75.01% to 80.00%                479     68,441,972    38.94    7.892       643       142,885     79.90    45.63     83.62     4.16
80.01% to 85.00%                 35      5,514,495     3.14    8.725       594       157,557     84.62    43.77     93.54     0.00
85.01% to 90.00%                115     14,884,872     8.47    9.027       601       129,434     89.76    43.29     93.50     3.80
90.01% to 95.00%                 41      6,168,047     3.51    8.772       610       150,440     94.79    43.10     95.20     0.00
95.01% to 100.00%               120     10,778,138     6.13    9.644       612        89,818    100.00    43.17     98.55     1.07
                              -----   ------------   ------    -----       ---      --------    ------    -----    ------    -----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801     79.80%   45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.00% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   17   $  1,901,480     1.08%   7.954%      581      $111,852    41.71%    36.99%    89.06%    0.00%
50.01% to 55.00%                  6        826,503     0.47    8.229       567       137,751    51.45     38.98    100.00     0.00
55.01% to 60.00%                  9      1,528,050     0.87    7.976       604       169,783    56.95     44.12     95.09     0.00
60.01% to 65.00%                 10      1,749,115     1.00    7.811       606       174,911    63.18     43.48     80.00    22.98
65.01% to 70.00%                 16      2,482,034     1.41    7.903       604       155,127    69.03     37.19     91.54     0.00
70.01% to 75.00%                 26      4,506,936     2.56    7.865       612       173,344    74.02     41.43     97.09     1.15
75.01% to 80.00%                 51      8,306,808     4.73    8.318       626       162,879    79.65     40.10     69.83     0.00
80.01% to 85.00%                 36      5,664,449     3.22    8.699       593       157,346    84.29     43.43     93.71     0.00
85.01% to 90.00%                131     17,737,400    10.09    8.774       610       135,400    87.70     44.10     89.14     3.19
90.01% to 95.00%                 59      9,765,565     5.56    8.363       625       165,518    87.69     44.35     87.79     1.56
95.01% to 100.00%               943    121,311,951    69.01    7.870       642       128,645    79.56     46.73     89.57     3.19
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----     ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 25.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.48%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 66.77% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.44%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DEBT-TO-INCOME RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   24   $  2,995,377     1.70%   8.069%      622      $124,807    77.51%    15.04%    98.13%   0.00%
20.01% to 25.00%                 26      3,163,229     1.80    8.406       620       121,663    79.48     22.60     84.89    8.30
25.01% to 30.00%                 53      5,437,532     3.09    8.432       621       102,595    82.89     27.89     96.26    0.00
30.01% to 35.00%                 98     11,122,064     6.33    8.307       620       113,490    80.63     32.60     94.75    0.47
35.01% to 40.00%                159     18,633,909    10.60    8.293       633       117,194    81.15     37.62     87.13    4.41
40.01% to 45.00%                196     24,611,891    14.00    8.152       628       125,571    79.02     42.63     84.30    2.11
45.01% to 50.00%                318     44,221,801    25.16    8.092       635       139,062    79.58     47.92     77.37    3.26
50.01% to 55.00%                329     49,168,660    27.97    7.838       633       149,449    79.36     52.44     96.42    2.41
55.01% to 60.00%                101     16,425,826     9.34    7.660       645       162,632    80.23     55.39     98.45    4.59
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.01% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.45%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                        867   $106,946,249    60.84%   7.957%      642      $123,352    80.12%    46.71%    88.72%   2.63%
Refinance - Cashout             380     59,724,073    33.98    8.149       620       157,169    79.11     43.32     88.59    3.34
Refinance - Rate Term            57      9,109,968     5.18    8.292       606       159,824    80.51     44.53     91.97    2.50
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,034   $135,437,371    77.05%   8.109%      627      $130,984    80.22%    45.09%    89.84%   1.65%
Planned Unit Development        129     20,346,340    11.57    7.735       643       157,724    78.39     46.58     88.03    5.34
Condominium                     112     15,644,252     8.90    7.852       656       139,681    78.15     46.89     86.42    9.63
Two- to Four-Family              29      4,352,326     2.48    7.985       668       150,080    79.08     46.10     70.41    4.83
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            1,089   $140,645,780    80.01%   8.047%      625      $129,151    80.05%    45.63%   100.00%   2.49%
No Income Verification          117     18,669,037    10.62    8.049       691       159,564    78.34     44.73      0.00    4.49
Full Documentation - Bank
   Statements                    90     15,529,847     8.83    7.949       629       172,554    79.13     44.43    100.00    4.49
Limited Income
   Verification                   8        935,626     0.53    8.312       623       116,953    81.51     48.22      0.00    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1,273   $170,932,468    97.24%   8.022%      631      $134,275    79.77%    45.57%    89.81%    2.64%
Investment                       28      4,302,178     2.45    8.762       682       153,649    80.87     39.76     57.35    12.05
Second Home                       3        545,644     0.31    7.779       679       181,881    80.00     51.52     35.16     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                12   $  1,517,280     0.86%   8.049%      623      $126,440    80.80%    41.61%   100.00%    0.00%
1                               985    133,157,158    75.75    7.954       637       135,185    79.33     45.55     88.01     2.95
2                               145     21,770,890    12.39    8.028       635       150,144    78.92     46.80     87.76     0.77
3                               113     14,244,264     8.10    8.535       608       126,055    83.14     43.96     93.16     5.22
4                                48      4,982,698     2.83    9.005       580       103,806    86.11     41.85    100.00     1.83
11                                1        108,000     0.06    5.875       603       108,000    80.00     55.24    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            243   $ 30,873,672    17.56%   8.458%      623      $127,052    81.47%    44.72%    87.48%    0.17%
6 Months                         31      2,782,717     1.58    8.829       609        89,765    84.03     43.11    100.00     0.00
12 Months                        52      8,940,899     5.09    8.111       651       171,940    77.98     43.58     76.05     8.88
24 Months                       188     25,113,744    14.29    7.937       637       133,584    78.83     44.83     88.92    10.34
36 Months                       790    108,069,258    61.48    7.918       633       136,797    79.59     46.01     89.99     1.47
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%    2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
525                               1   $    254,888     0.15%   8.875%      525      $254,888    51.00%    41.63%   100.00%   0.00%
526 to 550                       26      3,227,584     1.84    8.969       543       124,138    79.73     41.07    100.00    0.00
551 to 575                       87     11,155,591     6.35    8.769       565       128,225    79.67     43.47     97.51    1.13
576 to 600                      286     34,666,843    19.72    8.711       589       121,213    82.93     43.26     97.26    1.77
601 to 625                      300     38,725,482    22.03    8.061       613       129,085    79.68     46.00     98.68    1.08
626 to 650                      244     34,085,068    19.39    7.810       636       139,693    79.14     46.64     92.99    1.08
651 to 675                      157     22,453,224    12.77    7.634       662       143,014    77.70     46.01     82.47    5.55
676 to 700                       81     12,196,283     6.94    7.537       687       150,571    79.27     47.79     73.67    7.79
701 to 725                       65     10,048,735     5.72    7.401       712       154,596    79.11     47.33     66.42    8.59
726 to 750                       34      5,108,839     2.91    7.443       737       150,260    78.94     44.11     44.44    8.81
751 to 775                       17      3,014,401     1.71    7.257       762       177,318    77.36     44.91     42.67    0.00
776 to 800                        6        843,352     0.48    7.355       791       140,559    78.82     43.86     53.65    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,304   $175,780,290   100.00%   8.040%      632      $134,801    79.80%    45.45%    88.85%   2.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 632.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                 1    $    166,800     0.12%    5.500%     707      $166,800     80.00%   55.34%   100.00%  100.00%
4.501% to 5.000%                 2         419,250     0.31     5.968      649       209,625     76.29    55.40    100.00   100.00
5.001% to 5.500%                14       2,386,792     1.79     6.412      691       170,485     74.71    46.11    100.00    11.00
5.501% to 6.000%                99      16,927,601    12.68     6.899      679       170,986     76.53    48.58     89.11     6.66
6.001% to 6.500%               209      30,008,126    22.48     7.355      662       143,580     76.83    47.78     85.88     2.20
6.501% to 7.000%               262      36,650,454    27.45     7.837      636       139,887     76.97    46.82     88.88     4.41
7.001% to 7.500%               134      18,661,986    13.98     8.321      622       139,269     78.10    45.62     74.94     0.00
7.501% to 8.000%               120      15,414,481    11.55     8.797      603       128,454     83.04    42.96     86.59     1.52
8.001% to 8.500%                71       8,422,986     6.31     9.332      594       118,634     87.29    43.37     90.86     1.50
8.501% to 9.000%                25       3,104,340     2.33     9.794      626       124,174     90.15    44.38     66.61     8.26
9.001% to 9.500%                 9         642,558     0.48    10.344      615        71,395     97.07    43.54     84.67     8.05
9.501% to 10.000%                8         588,604     0.44    10.772      606        73,575     99.99    41.50     90.15     0.00
10.001% to 10.500%               2         114,861     0.09    11.250      603        57,431    100.00    28.45    100.00     0.00
                               ---    ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                         956    $133,508,839   100.00%    7.922%     640      $139,654     78.88%   46.34%    85.87%    3.69%
                               ===    ============   ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.911% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  1    $    166,800     0.12%    5.500%     707      $166,800     80.00%   55.34%   100.00%  100.00%
11.501% to 12.000%               2         419,250     0.31     5.968      649       209,625     76.29    55.40    100.00   100.00
12.001% to 12.500%              14       2,386,792     1.79     6.412      691       170,485     74.71    46.11    100.00    11.00
12.501% to 13.000%             102      17,672,432    13.24     6.889      681       173,259     76.41    48.76     87.23     8.13
13.001% to 13.500%             205      29,244,632    21.90     7.344      663       142,657     76.75    47.74     85.34     1.20
13.501% to 14.000%             259      36,148,029    27.08     7.817      635       139,568     76.99    46.86     89.22     4.47
14.001% to 14.500%             134      18,740,855    14.04     8.331      621       139,857     78.36    45.77     76.58     0.00
14.501% to 15.000%             119      15,132,473    11.33     8.812      602       127,164     82.57    42.47     86.34     1.55
15.001% to 15.500%              70       8,120,329     6.08     9.304      595       116,005     87.19    42.67     90.52     1.55
15.501% to 16.000%              28       3,654,593     2.74     9.766      623       130,521     89.47    45.38     71.64     7.02
16.001% to 16.500%              12       1,119,188     0.84    10.241      603        93,266     94.56    46.76     91.20     4.62
16.501% to 17.000%               8         588,604     0.44    10.772      606        73,575     99.99    41.50     90.15     0.00
17.001% to 17.500%               2         114,861     0.09    11.250      603        57,431    100.00    28.45    100.00     0.00
                               ---    ------------   ------    ------      ---      --------    ------    -----    ------   ------
TOTAL:                         956    $133,508,839   100.00%    7.922%     640      $139,654     78.88%   46.34%    85.87%    3.69%
                               ===    ============   ======    ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.922% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
August 2007                      1    $    108,000     0.08%   5.875%      603      $108,000    80.00%    55.24%   100.00%  100.00%
March 2008                      17       1,660,211     1.24    8.886       579        97,659    88.38     42.40    100.00     5.48
April 2008                      32       4,772,297     3.57    8.518       612       149,134    82.59     43.73     90.80    13.18
May 2008                        33       4,929,247     3.69    7.924       630       149,371    81.09     47.62     87.35     3.41
June 2008                      238      31,172,370    23.35    7.970       640       130,976    78.52     44.94     85.45     9.80
July 2008                        3         345,850     0.26    8.888       597       115,283    81.46     48.64    100.00     0.00
March 2009                      14       1,422,628     1.07    9.340       575       101,616    88.29     42.07    100.00     0.00
April 2009                      48       6,156,096     4.61    8.262       611       128,252    79.08     45.47     91.31     0.00
May 2009                        73      11,858,661     8.88    7.819       655       162,447    77.57     47.85     84.07     0.00
June 2009                      481      68,514,971    51.32    7.801       644       142,443    78.36     47.22     84.66     0.88
July 2009                        4         508,950     0.38    7.788       643       127,238    81.38     40.53    100.00     0.00
April 2011                       1         134,777     0.10    8.990       595       134,777    90.00     24.27    100.00     0.00
May 2011                         2         188,924     0.14    8.358       591        94,462    79.42     49.82    100.00     0.00
June 2011                        8       1,600,883     1.20    7.393       691       200,110    78.55     41.68     79.51    16.74
June 2013                        1         134,974     0.10    8.000       621       134,974    75.00     54.53    100.00     0.00
                               ---    ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                         956    $133,508,839   100.00%   7.922%      640      $139,654    78.88%    46.34%    85.87%    3.69%
                               ===    ============   ======    =====       ===      ========    =====     =====    ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $295,619,123
Aggregate Original Principal Balance      $295,733,162
Number of Mortgage Loans                         1,535

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $44,500   $1,022,250     $192,660
Outstanding Principal Balance   $44,416   $1,021,946     $192,586

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               180       360              360
Stated remaining Term (mos)       178       360              358
Loan Age (mos)                      0         4                1
Current Interest Rate           6.125%   11.500%           7.812%
Initial Interest Rate Cap(3)    3.000%    3.000%           3.000%
Periodic Rate Cap(3)            1.000%    1.000%           1.000%
Gross Margin(3)                 5.125%    9.875%           6.659%
Maximum Mortgage Rate(3)       12.125%   16.875%          13.621%
Minimum Mortgage Rate(3)        6.125%   10.875%           7.621%
Months to Roll(3)                  20        59               31
Original Loan-to-Value          18.52%   100.00%           78.70%
Combined Loan-to-Value          18.52%   100.00%           96.89%
Credit Score                      539       817              647

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2021   07/01/2036

                          PERCENT OF
                        MORTGAGE POOL
                        -------------
LIEN POSITION
1st Lien                   100.00%

OCCUPANCY
Primary                     99.24%
Second Home                  0.20%
Investment                   0.56%

LOAN TYPE
Fixed Rate                  26.57%
ARM                         73.43%

AMORTIZATION TYPE
Fully Amortizing            17.37%
Interest Only                6.64%
30/40 Balloon               11.29%
30/45 Balloon               64.69%

YEAR OF ORIGINATION
2005                         0.00%
2006                       100.00%

LOAN PURPOSE
Purchase                    85.59%
Refinance - Rate/Term        1.33%
Refinance - Cashout         13.08%

PROPERTY TYPE
Single Family               72.90%
Planned Unit Development    18.89%
Condominium                  5.57%
Two- to Four-Family          2.64%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 27   $  8,650,311     2.93%    6.419%     702      $320,382     77.01%   47.59%    85.69%   30.24%
6.501% to 7.000%                166     45,338,844    15.34     6.876      679       273,126     76.82    47.26     76.41    12.19
7.001% to 7.500%                318     76,504,600    25.88     7.327      667       240,581     76.74    45.88     64.57     7.57
7.501% to 8.000%                369     76,309,245    25.81     7.817      643       206,800     77.01    45.13     70.16     6.53
8.001% to 8.500%                224     37,212,024    12.59     8.306      623       166,125     78.87    44.18     73.52     1.47
8.501% to 9.000%                188     27,555,567     9.32     8.809      611       146,572     82.02    42.65     72.85     0.41
9.001% to 9.500%                102     11,670,002     3.95     9.289      598       114,412     85.51    41.95     75.03     0.00
9.501% to 10.000%                82      7,446,564     2.52     9.803      588        90,812     94.43    39.64    100.00     0.79
10.001% to 10.500%               36      2,958,799     1.00    10.330      591        82,189     96.98    40.80    100.00     0.00
10.501% to 11.000%               22      1,895,967     0.64    10.751      580        86,180     93.30    38.13     96.12     0.00
11.001% to 11.500%                1         77,200     0.03    11.500      685        77,200    100.00    19.15      0.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------     ----
TOTAL:                        1,535   $295,619,123   100.00%    7.812%     647      $192,586     78.70%   45.01%    72.19%    6.64%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.812% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                        7   $    570,142     0.19%   8.084%      607      $ 81,449    69.99%    35.28%   100.00%   0.00%
229 to 240                        2        117,193     0.04    8.803       592        58,597    75.86     36.85    100.00    0.00
349 to 360                    1,526    294,931,788    99.77    7.811       647       193,271    78.72     45.03     72.13    6.66
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  19   $    931,439     0.32%   8.919%      594     $   49,023   70.88%    38.45%   100.00%    0.00%
$50,001 to $100,000             393     29,735,474    10.06    8.819       611         75,663   85.13     39.70     95.45     0.20
$100,001 to $150,000            345     43,382,212    14.68    8.153       622        125,746   79.72     41.77     89.49     1.16
$150,001 to $200,000            257     44,645,164    15.10    7.850       633        173,717   78.63     44.51     82.71     3.14
$200,001 to $250,000            166     37,220,877    12.59    7.539       654        224,222   76.88     46.60     73.21     7.25
$250,001 to $300,000            105     28,657,613     9.69    7.639       650        272,930   78.02     47.32     64.74     4.64
$300,001 to $350,000             57     18,496,378     6.26    7.577       650        324,498   77.43     46.30     65.05     6.77
$350,001 to $400,000             49     18,168,429     6.15    7.533       674        370,784   77.95     46.65     40.72     5.97
$400,001 to $450,000             52     22,248,877     7.53    7.466       672        427,863   77.39     46.91     43.83     9.32
$450,001 to $500,000             33     15,638,579     5.29    7.613       674        473,896   77.75     46.49     54.39    15.27
$500,001 to $550,000             23     12,000,072     4.06    7.555       666        521,742   78.52     47.37     61.26     8.50
$550,001 to $600,000             12      6,960,882     2.35    7.646       679        580,074   76.65     43.54     58.60    16.43
$600,001 to $650,000             11      6,914,644     2.34    7.313       666        628,604   75.65     46.99     72.90    45.08
$650,001 to $700,000              4      2,698,120     0.91    7.468       690        674,530   76.28     46.74     49.31     0.00
$700,001 to $750,000              1        703,200     0.24    6.990       664        703,200   80.00     52.19    100.00   100.00
$800,001 to $850,000              2      1,660,702     0.56    7.500       638        830,351   77.53     52.33    100.00     0.00
$850,001 to $900,000              3      2,610,663     0.88    7.337       694        870,221   76.57     51.72     66.94    33.06
$900,001 to $950,000              1        949,508     0.32    7.750       764        949,508   80.00     37.06    100.00     0.00
$950,001 to $1,000,000            1        974,344     0.33    7.990       619        974,344   75.00     55.40    100.00     0.00
$1,000,001 or greater             1      1,021,946     0.35    6.625       724      1,021,946   75.00     54.24    100.00     0.00
                              -----   ------------   ------    -----       ---     ----------   -----     -----    ------   ------
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647     $  192,586   78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===     ==========   =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $192,586.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans               7   $    570,142     0.19%   8.084%      607      $ 81,449    69.99%    35.28%   100.00%    0.00%
20 Year Fixed Loans               2        117,193     0.04    8.803       592        58,597    75.86     36.85    100.00     0.00
30 Year Fixed Loans             284     29,470,400     9.97    8.642       609       103,769    84.25     40.00     97.42     0.57
30/40 Balloon Loans              19      2,033,355     0.69    8.640       606       107,019    81.16     44.61    100.00     0.00
30/45 Balloon Loans             313     46,360,239    15.68    8.139       613       148,116    80.62     43.57     97.96     0.00
2/28 LIBOR Loans                158     33,014,207    11.17    7.637       668       208,951    78.77     44.94     63.67    50.59
3/27 LIBOR Loans                 44      6,715,636     2.27    7.978       655       152,628    80.36     40.29     81.64    31.64
5/25 LIBOR Loans                  4      1,110,858     0.38    6.821       695       277,715    76.61     38.56     89.42    57.72
2/28 LIBOR Loans
   (40 Year Amortization)       103     29,366,518     9.93    7.660       656       285,112    77.77     45.73     59.40     0.00
2/28 LIBOR Loans
   (45 Year Amortization)        45     10,934,772     3.70    7.717       658       242,995    77.71     47.51     48.70     0.00
3/27 LIBOR Loans
   (40 Year Amortization)        11      1,790,378     0.61    7.952       654       162,762    78.95     46.31     46.30     0.00
3/27 LIBOR Loans
   (45 Year Amortization)       539    132,738,988    44.90    7.591       659       246,269    77.03     46.67     63.78     0.00
5/25 LIBOR Loans
   (40 Year Amortzation)          1        190,047     0.06    6.750       724       190,047    75.00     53.59    100.00     0.00
5/25 LIBOR Loans
   (45 Year Amortization)         5      1,206,390     0.41    7.011       702       241,278    75.19     37.70     51.27     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                441   $ 51,361,066    17.37%   8.405%      622      $116,465    82.41%    41.17%    87.37%    0.00%
Balloon                       1,036    224,620,687    75.98    7.728       649       216,815    77.94     45.88     69.68     0.00
60 Month Interest-Only           57     19,469,370     6.59    7.222       694       341,568    77.64     45.09     60.87   100.00
120 Month Interest-Only           1        168,000     0.06    7.875       543       168,000    73.68     46.36    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                             910   $217,067,795    73.43%   7.621%      660      $238,536    77.54%    46.03%    62.91%   8.97%
Fixed Rate                      625     78,551,329    26.57    8.341       611       125,682    81.91     42.19     97.83    0.21
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                  LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           3   $    323,307     0.11%   9.024%      615      $107,769    83.22%    38.01%   100.00%    0.00%
Arizona                          31      5,605,959     1.90    7.721       634       180,837    79.36     44.62     82.61     3.75
Arkansas                         13      1,317,033     0.45    7.992       653       101,310    81.87     43.49    100.00     0.00
California                      326    115,796,510    39.17    7.430       671       355,204    76.55     47.88     55.25    12.54
Colorado                         53      9,208,707     3.12    7.697       629       173,749    79.38     44.65     90.45     4.34
Connecticut                       4      1,297,640     0.44    7.786       656       324,410    74.68     45.26     47.61     0.00
Florida                         140     28,102,409     9.51    7.653       643       200,731    76.97     43.27     76.09     6.06
Georgia                          56      7,983,657     2.70    8.337       622       142,565    79.08     42.09     89.90     0.00
Idaho                            44      6,460,793     2.19    7.775       637       146,836    77.11     41.18     86.86     0.00
Illinois                          5        555,403     0.19    9.849       605       111,081    90.26     27.40    100.00     0.00
Indiana                          10        865,248     0.29    8.916       627        86,525    90.81     39.54     89.09     0.00
Iowa                              7        875,231     0.30    9.049       610       125,033    82.31     40.40     71.51     0.00
Kansas                           22      1,997,209     0.68    8.534       616        90,782    81.28     38.98     87.42     0.00
Kentucky                         34      2,936,056     0.99    9.085       608        86,355    91.79     42.26     96.08     0.00
Maine                             4        316,449     0.11    8.868       579        79,112    69.35     43.82    100.00     0.00
Maryland                         12      4,140,325     1.40    8.035       651       345,027    81.18     43.19     71.96     0.00
Massachusetts                    12      3,286,157     1.11    8.208       642       273,846    79.93     44.19     54.91     0.00
Michigan                         75      8,511,296     2.88    8.492       629       113,484    84.61     43.04     86.08     0.00
Minnesota                         7      1,135,185     0.38    8.137       645       162,169    82.04     43.97     64.10     0.00
Mississippi                       9        874,347     0.30    8.188       611        97,150    80.09     45.24    100.00     0.00
Missouri                         36      3,371,722     1.14    8.696       603        93,659    81.96     44.34     93.07     0.00
Nebraska                          5        327,286     0.11    8.439       594        65,457    78.71     39.42    100.00     0.00
Nevada                           51     12,535,655     4.24    7.542       638       245,797    76.25     48.14     81.99     1.53
New Jersey                        9      1,666,463     0.56    8.484       637       185,163    79.08     43.01     50.93     0.00
North Carolina                   28      3,719,903     1.26    8.428       632       132,854    78.60     41.42     73.95    19.19
Ohio                            198     21,080,368     7.13    8.570       615       106,467    86.38     40.51     95.82     1.53
Oklahoma                         19      1,845,625     0.62    8.678       611        97,138    85.80     41.95     96.78     0.00
Oregon                           33      5,322,525     1.80    7.905       629       161,289    77.72     39.82     75.88     3.31
Pennsylvania                     45      4,346,616     1.47    8.554       616        96,591    85.46     41.28     94.37     0.00
Rhode Island                      2        436,348     0.15    7.415       652       218,174    80.00     46.71    100.00     0.00
South Carolina                   15      1,650,905     0.56    8.639       611       110,060    80.74     39.92     88.47     0.00
Tennessee                        60      6,724,691     2.27    7.963       621       112,078    77.49     42.65    100.00     5.29
Utah                             22      3,836,093     1.30    7.372       648       174,368    76.36     42.96     87.49     0.00
Virginia                         12      2,180,581     0.74    7.866       652       181,715    79.61     39.83     82.37     0.00
Washington                      103     21,284,553     7.20    7.807       646       206,646    77.53     45.80     69.60     4.92
Wisconsin                        24      2,761,440     0.93    9.031       610       115,060    85.56     40.92     95.85     0.00
Wyoming                           6        939,426     0.32    7.785       641       156,571    80.00     49.78     84.17     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   25     $2,414,198     0.82%   8.045%      600      $ 96,568    40.80%    39.87%    93.40%   2.44%
50.01% to 55.00%                  7        609,967     0.21    7.882       574        87,138    52.04     46.54    100.00    0.00
55.01% to 60.00%                  3        486,565     0.16    8.045       565       162,188    59.39     29.33    100.00    0.00
60.01% to 65.00%                  6      1,013,441     0.34    8.670       595       168,907    61.57     42.50     54.42    0.00
65.01% to 70.00%                 18      3,437,161     1.16    7.605       611       190,953    68.71     40.62     96.63    0.00
70.01% to 75.00%                576    130,376,614    44.10    7.518       654       226,348    74.98     46.16     71.11    6.70
75.01% to 80.00%                580    123,312,243    41.71    7.727       655       212,607    79.91     45.24     64.69    8.79
80.01% to 85.00%                 30      4,758,092     1.61    8.903       578       158,603    84.65     38.87    100.00    0.00
85.01% to 90.00%                 94     11,925,839     4.03    9.077       595       126,871    89.92     42.95     98.42    0.00
90.01% to 95.00%                 42      4,610,271     1.56    8.804       607       109,768    94.65     37.90    100.00    0.00
95.01% to 100.00%               154     12,674,732     4.29    9.635       610        82,303    99.93     40.76     99.39    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   25   $  2,414,198     0.82%   8.045%      600      $ 96,568    40.80%    39.87%    93.40%    2.44%
50.01% to 55.00%                  7        609,967     0.21    7.882       574        87,138    52.04     46.54    100.00     0.00
55.01% to 60.00%                  3        486,565     0.16    8.045       565       162,188    59.39     29.33    100.00     0.00
60.01% to 65.00%                  6      1,013,441     0.34    8.670       595       168,907    61.57     42.50     54.42     0.00
65.01% to 70.00%                 15      2,420,630     0.82    7.580       591       161,375    68.20     36.60     97.92     0.00
70.01% to 75.00%                 21      3,633,305     1.23    7.812       614       173,015    74.81     42.72     82.32    18.58
75.01% to 80.00%                 46      8,252,602     2.79    7.997       620       179,404    79.66     43.24     80.98    11.44
80.01% to 85.00%                 31      5,222,974     1.77    8.745       590       168,483    83.79     39.69     91.10     0.00
85.01% to 90.00%                120     20,528,608     6.94    8.432       628       171,072    84.07     43.75     78.94     2.84
90.01% to 95.00%                 58     10,147,231     3.43    8.076       634       174,952    84.89     43.43     85.84     3.02
95.01% to 100.00%             1,203    240,889,603    81.49    7.717       653       200,241    78.56     45.57     69.65     7.09
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 96.89%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 82.17% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   44   $  6,634,713     2.24%   7.991%      631      $150,789    78.73%    14.79%    84.63%   0.00%
20.01% to 25.00%                 41      5,595,783     1.89    8.329       621       136,483    81.63     22.46     95.80    9.15
25.01% to 30.00%                 75      9,904,543     3.35    8.105       637       132,061    79.85     27.51     87.38    7.63
30.01% to 35.00%                127     15,802,428     5.35    8.347       623       124,429    81.07     32.86     82.05    4.91
35.01% to 40.00%                176     27,244,118     9.22    7.959       637       154,796    79.52     37.75     84.54    5.43
40.01% to 45.00%                250     45,782,064    15.49    7.896       648       183,128    78.60     42.61     63.85    6.91
45.01% to 50.00%                401     89,157,767    30.16    7.781       662       222,339    78.44     47.85     49.21    9.74
50.01% to 55.00%                352     81,034,203    27.41    7.604       643       230,211    77.96     52.38     86.64    4.97
55.01% to 60.00%                 69     14,463,503     4.89    7.557       641       209,616    78.68     55.34    100.00    1.62
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 56.25% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.01%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      1,255   $253,013,285    85.59%   7.750%      653      $201,604    78.62%    45.36%    68.79%   7.49%
Refinance - Cashout             252     38,676,028    13.08    8.197       612       153,476    79.39     42.79     92.80    1.75
Refinance - Rate Term            28      3,929,810     1.33    8.033       625       140,350    77.09     44.53     88.17    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,172   $215,501,205    72.90%   7.862%      648      $183,875    79.25%    44.77%    70.05%   6.76%
Planned Unit Development        247     55,853,463    18.89    7.704       638       226,127    77.48     45.43     81.21    5.81
Condominium                      88     16,459,835     5.57    7.697       655       187,044    77.45     45.36     71.31    7.36
Two- to Four-Family              28      7,804,620     2.64    7.458       680       278,736    74.82     47.90     68.47    7.74
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            1,117   $181,948,679    61.55%   7.890%      630      $162,890    79.49%    45.04%   100.00%   5.11%
No Income Verification          271     76,597,519    25.91    7.731       690       282,648    77.62     45.90      0.00    9.48
Full Documentation - Bank
   Statements                   126     31,461,444    10.64    7.605       636       249,694    77.21     43.41    100.00    8.66
Limited Income
   Verification                  21      5,611,482     1.90    7.543       666       267,213    76.02     41.01      0.00    6.42
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1,520   $293,365,055    99.24%   7.810%      647      $193,003    78.73%    45.04%    72.27%     6.49%
Investment                       14      1,670,068     0.56    8.294       676       119,291    72.64     42.95     84.29      0.00
Second Home                       1        584,000     0.20    7.375       704       584,000    80.00     34.71      0.00    100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ------
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%     6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                16   $  3,354,275     1.13%   7.775%      627      $209,642    80.07%    44.66%    90.63%   0.00%
1                              1212    247,712,753    83.79    7.750       651       204,383    78.39     44.99     70.30    7.04
2                               156     27,504,693     9.30    7.887       640       176,312    78.23     46.13     78.12    3.84
3                               103     12,934,193     4.38    8.394       621       125,575    81.89     44.57     82.20    8.35
4                                48      4,113,209     1.39    9.245       580        85,692    89.49     40.50    100.00    1.43
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%   6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                 LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            201   $ 38,278,522    12.95%   8.346%      640      $190,440    78.94%    43.00%    66.27%    2.88%
6 Months                         19      1,695,085     0.57    8.489       616        89,215    81.28     39.35     85.18     0.00
12 Months                        93     26,797,215     9.06    7.802       666       288,142    77.80     45.01     51.66    12.10
24 Months                       217     51,511,931    17.43    7.598       662       237,382    77.90     45.87     67.50    23.17
36 Months                     1,005    177,336,370    59.99    7.754       641       176,454    78.99     45.25     77.81     1.89
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
539 to 550                       36   $  4,862,045     1.64%   8.643%      544      $135,057    72.64%    40.40%   100.00%    4.67%
551 to 575                      124     14,289,694     4.83    8.901       564       115,239    80.46     41.88     99.65     0.00
576 to 600                      294     41,117,355    13.91    8.573       590       139,855    82.78     42.83     95.81     0.28
601 to 625                      323     53,720,148    18.17    7.848       612       166,316    79.29     44.84     97.30     2.32
626 to 650                      254     52,291,636    17.69    7.818       639       205,873    77.83     46.11     77.01     4.31
651 to 675                      193     44,668,271    15.11    7.638       663       231,442    77.19     45.66     62.84     8.54
676 to 700                      147     35,773,431    12.10    7.371       688       243,357    77.36     46.08     42.66    11.03
701 to 725                       88     27,907,025     9.44    7.212       712       317,125    77.57     46.70     38.43    12.82
726 to 750                       37      9,109,781     3.08    7.194       737       246,210    78.36     46.00     33.90    16.05
751 to 775                       19      6,084,109     2.06    7.247       761       320,216    79.48     43.51     46.68     9.20
776 to 800                       17      5,154,314     1.74    7.154       787       303,195    77.51     43.77     40.96    47.28
801 to 817                        3        641,313     0.22    7.306       806       213,771    80.41     46.15     43.25     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        1,535   $295,619,123   100.00%   7.812%      647      $192,586    78.70%    45.01%    72.19%    6.64%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 539 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS                LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%                16    $  5,525,724     2.55%    6.398%     715      $345,358     76.57%   46.69%    88.78%   43.00%
5.501% to 6.000%               138      38,008,327    17.51     6.844      683       275,423     76.65    46.97     79.40    12.16
6.001% to 6.500%               238      61,951,650    28.54     7.282      673       260,301     76.59    46.15     57.50    10.77
6.501% to 7.000%               249      60,184,426    27.73     7.756      654       241,705     77.37    46.07     59.88     6.99
7.001% to 7.500%               130      27,589,051    12.71     8.199      639       212,223     78.41    46.01     56.37     5.12
7.501% to 8.000%                84      15,672,601     7.22     8.792      621       186,579     80.03    44.17     57.84     0.73
8.001% to 8.500%                36       6,329,797     2.92     9.304      605       175,828     81.32    44.25     53.68     0.00
8.501% to 9.000%                13       1,288,065     0.59     9.777      573        99,082     86.76    40.95    100.00     4.58
9.001% to 9.500%                 5         465,213     0.21    10.344      577        93,043     93.89    45.81    100.00     0.00
9.501% to 10.000%                1          52,941     0.02    10.875      567        52,941    100.00    38.37    100.00     0.00
                               ---    ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                         910    $217,067,795   100.00%    7.621%     660      $238,536     77.54%   46.03%    62.91%    8.97%
                               ===    ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.125% per annum to 9.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.659% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES               LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             22     $  7,605,028     3.50%    6.419%     708      $345,683     76.74%    47.68%   86.85%   34.40%
12.501% to 13.000%            149       42,097,143    19.39     6.874      682       282,531     76.80     47.06    74.60    13.13
13.001% to 13.500%            244       63,244,490    29.14     7.316      673       259,199     76.72     46.24    57.14     9.16
13.501% to 14.000%            241       58,212,407    26.82     7.805      652       241,545     77.23     46.14    61.30     8.27
14.001% to 14.500%            110       21,497,753     9.90     8.290      635       195,434     78.32     44.93    56.72     2.54
14.501% to 15.000%             83       16,187,447     7.46     8.807      620       195,029     80.02     44.23    56.02     0.71
15.001% to 15.500%             35        5,693,877     2.62     9.268      606       162,682     80.35     44.25    51.60     0.00
15.501% to 16.000%             15        1,442,859     0.66     9.738      580        96,191     88.62     40.72   100.00     4.09
16.001% to 16.500%              8          829,446     0.38    10.351      585       103,681     94.04     43.05   100.00     0.00
16.501% to 17.000%              3          257,345     0.12    10.676      566        85,782     90.65     37.22   100.00     0.00
                              ---     ------------   ------    ------      ---      --------     -----     -----   ------    -----
TOTAL:                        910     $217,067,795   100.00%    7.621%     660      $238,536     77.54%    46.03%   62.91%    8.97%
                              ===     ============   ======    ======      ===      ========     =====     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 16.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.621% per annum.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-5
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE              LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
March 2008                      12    $  1,030,714     0.47%   9.118%      581      $ 85,893     89.66%    43.59%  100.00%    5.72%
April 2008                      19       2,589,873     1.19    8.265       630       136,309     79.85     41.46    60.34    41.68
May 2008                        25       5,935,801     2.73    7.582       656       237,432     75.95     48.60    69.18    17.77
June 2008                      246      62,883,659    28.97    7.613       665       255,625     78.15     45.57    57.59    23.07
July 2008                        4         875,450     0.40    7.928       609       218,863     79.53     45.42   100.00     0.00
March 2009                       5         473,542     0.22    9.225       573        94,708     89.99     43.15   100.00     0.00
April 2009                      22       4,619,273     2.13    7.632       660       209,967     77.24     48.57    72.40     0.00
May 2009                        61      13,829,416     6.37    7.556       657       226,712     76.93     47.76    70.27     0.00
June 2009                      499     120,759,348    55.63    7.619       659       242,003     77.18     46.19    63.09     1.76
July 2009                        7       1,563,425     0.72    7.182       650       223,346     78.65     41.62    79.89     0.00
June 2011                       10       2,507,295     1.16    6.907       701       250,730     75.80     39.29    71.87    25.57
                               ---    ------------   ------    -----       ---      --------     -----     -----   ------    -----
TOTAL:                         910    $217,067,795   100.00%   7.621%      660      $238,536     77.54%    46.03%   62.91%    8.97%
                               ===    ============   ======    =====       ===      ========     =====     =====   ======    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   307,857.08    9.933     9.433      360       358           480             478              0              0           36
    89,967.73    9.375     8.875      360       357           540             537              0              0           12
 6,774,049.26    8.718     8.218      360       358           540             538              0              0           36
    49,861.80    8.500     8.000      180       179           180             179              0              0           36
 5,829,300.34    8.487     7.987      360       359           360             359              0              0           36
   115,000.00   10.375     9.875      360       357           240             240            120            117           36
   372,139.14    8.563     8.063      360       358           540             538              0              0           36
   113,127.82    8.250     7.750      360       359           360             359              0              0           24
   795,356.82    8.752     8.252      360       358           360             358              0              0           36
   262,455.83    8.369     7.869      360       359           540             539              0              0           36
   672,284.83    8.647     8.147      360       359           360             359              0              0           36
   715,713.66    8.175     7.675      360       359           540             539              0              0           36
   412,775.09    8.481     7.981      360       358           360             358              0              0           36
   104,989.95    9.990     9.490      360       359           540             539              0              0           24
   847,966.54    8.659     8.159      360       358           540             538              0              0           36
 1,021,815.34    8.907     8.407      360       358           360             358              0              0           36
    69,982.66    8.500     8.000      360       359           480             479              0              0           36
   188,464.25    7.999     7.499      360       359           540             539              0              0           24
11,664,380.36    8.163     7.663      360       359           540             539              0              0           36
   149,974.50    7.934     7.434      180       178           180             178              0              0           36
    93,452.75    8.625     8.125      240       239           240             239              0              0           36
   427,666.49    9.499     8.999      360       358           360             358              0              0           12
   119,165.84    7.750     7.250      360       359           360             359              0              0           24
 7,087,767.57    7.974     7.474      360       359           360             359              0              0           36
   202,446.06    8.250     7.750      360       359           480             479              0              0           36
   272,673.44    8.312     7.812      360       359           540             539              0              0           36
   952,574.86    8.525     8.025      360       359           540             539              0              0            0
 2,558,241.00    8.890     8.390      360       359           360             359              0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   269,073.47    8.569     8.069      360       358           480             478              0              0           36
14,460,978.15    8.516     8.016      360       359           540             539              0              0           36
    69,719.40    9.250     8.750      180       179           180             179              0              0           36
   117,193.08    8.803     8.303      240       239           240             239              0              0           36
 9,142,069.58    8.748     8.248      360       358           360             358              0              0           36
    66,485.92    9.875     9.375      360       357           480             477              0              0           36
   271,966.30    9.250     8.750      360       359           540             539              0              0           12
   419,871.15    8.234     7.734      360       359           540             539              0              0           36
    55,487.39    7.875     7.375      180       179           180             179              0              0           36
 1,592,598.06    8.825     8.325      360       359           360             359              0              0           36
    97,957.85    8.990     8.490      360       358           480             478              0              0           36
   685,346.83    8.178     7.678      360       359           540             539              0              0           36
   352,184.11    8.588     8.088      360       358           360             358              0              0           36
   217,362.53    8.289     7.789      360       359           480             479              0              0           36
   448,653.12    8.500     8.000      360       359           540             539              0              0           12
 6,531,034.15    7.728     7.228      360       359           540             539              0              0           36
    98,611.01    7.875     7.375      180       179           180             179              0              0           24
    54,233.23    8.500     8.000      180       178           180             178              0              0           36
   228,855.90    9.977     9.477      360       357           360             357              0              0           12
 2,370,049.33    7.635     7.135      360       359           360             359              0              0           36
   168,000.00    7.875     7.375      360       359           240             240            120            119           36
   364,343.01    9.541     9.041      360       358           480             478              0              0           36
   769,649.19    8.963     8.463      360       358           540             538              0              0           36
    63,443.46    9.990     9.490      360       358           360             358              0              0           12
 1,613,397.42    9.117     8.617      360       358           360             358              0              0           36
    56,973.68    8.750     8.250      360       358           480             478              0              0           12
   961,158.32    8.271     7.771      360       359           480             479              0              0           36
   614,255.24    8.323     7.823      360       359           540             539              0              0           12
   192,713.33    7.990     7.490      360       359           540             539              0              0           24
19,806,980.36    7.855     7.355      360       359           540             539              0              0           36
   205,943.70    7.825     7.325      180       179           180             179              0              0           36
   751,362.94    9.741     9.241      360       358           360             358              0              0           12
   296,484.25    8.653     8.153      360       359           360             359              0              0           24
 9,355,924.85    8.374     7.874      360       359           360             359              0              0           36
   478,598.75    8.127     7.627      360       359           540             539              0              0           36
 1,680,191.94    9.096     8.596      360       359           540             539              0              0            0
    86,147.54    7.875     7.375      180       179           180             179              0              0            0
 3,536,030.25    9.146     8.646      360       359           360             359              0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                              ORIGINAL       REMAINING
                                                            AMORTIZATION   AMORTIZATION   ORIGINAL   REMAINING
                                                                TERM           TERM       INTEREST    INTEREST
                             NET     ORIGINAL   REMAINING     (LESS IO       (LESS IO       ONLY        ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM        TERM         TERM)          TERM)        TERM        TERM       GROSS
 BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
  127,457.84     7.500      7.000       360        359           480            479           0           0        6.500
2,040,992.31     8.209      7.709       360        358           480            478           0           0        7.209
  244,909.81     7.824      7.324       360        359           540            539           0           0        6.824
  735,515.68     9.057      8.557       360        358           360            358           0           0        8.057
4,037,821.08     8.426      7.926       360        358           360            358           0           0        7.426
1,490,838.64     7.860      7.360       360        359           540            539           0           0        6.860
  333,092.32     8.693      8.193       360        358           360            358           0           0        7.693
   72,969.83     9.125      8.625       360        358           480            478           0           0        8.125
  491,784.38     7.929      7.429       360        356           300            300          60          56        6.929
  202,185.46     7.625      7.125       360        359           480            479           0           0        6.625
  177,069.96     8.701      8.201       360        360           480            480           0           0        7.701
  108,725.66     7.500      7.000       360        359           540            539           0           0        6.500
  323,766.33     7.644      7.144       360        359           360            359           0           0        6.644
1,415,515.30     8.486      7.986       360        359           360            359           0           0        7.486
  164,892.07     8.125      7.625       360        359           360            359           0           0        7.125
   89,986.76     8.750      8.250       360        359           540            539           0           0        7.750
2,101,396.58     7.793      7.293       360        358           540            538           0           0        6.793
   79,436.42     7.125      6.625       360        359           360            359           0           0        6.125
  167,900.00     8.000      7.500       360        358           300            300          60          58        7.000
  633,678.66     8.835      8.335       360        359           480            479           0           0        7.835
  448,723.05     7.901      7.401       360        358           480            478           0           0        6.901
  337,153.59     6.750      6.250       360        359           540            539           0           0        5.750
  629,442.96     8.427      7.927       360        359           360            359           0           0        7.427
  102,714.78     7.375      6.875       360        359           480            479           0           0        6.375
4,690,637.80     7.460      6.960       360        359           540            539           0           0        6.460
   91,906.72     9.375      8.875       360        358           360            358           0           0        8.375
  258,414.87     7.324      6.824       360        359           540            539           0           0        6.324
  256,500.00     9.750      9.250       360        359           300            300          60          59        8.750
  371,200.00     8.088      7.588       360        358           300            300          60          58        7.088
  244,172.41     7.433      6.933       360        358           480            478           0           0        6.433
  238,676.61     8.604      8.104       360        358           480            478           0           0        7.604
  218,216.23     8.632      8.132       360        358           360            358           0           0        7.632
  109,541.68     9.125      8.625       360        359           360            359           0           0        8.125
  843,537.47     8.942      8.442       360        359           360            359           0           0        7.942
  211,932.35     7.625      7.125       360        359           480            479           0           0        6.625
  329,820.62     7.010      6.510       360        358           540            538           0           0        6.010

                                                                     NUMBER OF
                                                                      MONTHS
                                                                       UNTIL                 ORIGINAL
               INITIAL                                     RATE        NEXT                  MONTHS TO
                 RATE                                     CHANGE       RATE                 PREPAYMENT
   CURRENT      CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
 BALANCE ($)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
------------   -------   --------   -------   -------   ---------   ----------   --------   ----------
  127,457.84    3.000      1.000     13.500    7.500        12          23       6M LIBOR       24
2,040,992.31    3.000      1.000     14.209    8.209        12          22       6M LIBOR       36
  244,909.81    3.000      1.000     13.824    7.824         6          23       6M LIBOR       36
  735,515.68    3.000      1.000     15.057    9.057         6          22       6M LIBOR       24
4,037,821.08    3.000      1.000     14.426    8.426         6          22       6M LIBOR       36
1,490,838.64    3.000      1.000     13.860    7.860        12          35       6M LIBOR       36
  333,092.32    3.000      1.000     14.693    8.693         6          34       6M LIBOR       36
   72,969.83    3.000      1.000     15.125    9.125        12          58       6M LIBOR       36
  491,784.38    3.000      1.000     13.929    7.929         6          20       6M LIBOR       36
  202,185.46    3.000      1.000     13.625    7.625        12          23       6M LIBOR       12
  177,069.96    3.000      1.000     14.701    8.701        12          24       6M LIBOR       24
  108,725.66    3.000      1.000     13.500    7.500         6          23       6M LIBOR       24
  323,766.33    3.000      1.000     13.644    7.644         6          23       6M LIBOR       12
1,415,515.30    3.000      1.000     14.486    8.486         6          23       6M LIBOR       24
  164,892.07    3.000      1.000     14.125    8.125         6          23       6M LIBOR       36
   89,986.76    3.000      1.000     14.750    8.750        12          35       6M LIBOR       24
2,101,396.58    3.000      1.000     13.793    7.793        12          34       6M LIBOR       36
   79,436.42    3.000      1.000     13.125    7.125         6          35       6M LIBOR       36
  167,900.00    3.000      1.000     14.000    8.000         6          22       6M LIBOR       36
  633,678.66    3.000      1.000     14.835    8.835        12          23       6M LIBOR       12
  448,723.05    3.000      1.000     13.901    7.901        12          22       6M LIBOR       24
  337,153.59    3.000      1.000     12.750    6.750         6          23       6M LIBOR       24
  629,442.96    3.000      1.000     14.427    8.427         6          23       6M LIBOR       24
  102,714.78    3.000      1.000     13.375    7.375        12          35       6M LIBOR       36
4,690,637.80    3.000      1.000     13.460    7.460        12          35       6M LIBOR       36
   91,906.72    3.000      1.000     15.375    9.375         6          34       6M LIBOR       36
  258,414.87    3.000      1.000     13.324    7.324        12          59       6M LIBOR       36
  256,500.00    3.000      1.000     15.750    9.750         6          23       6M LIBOR       12
  371,200.00    3.000      1.000     14.088    8.088         6          22       6M LIBOR       24
  244,172.41    3.000      1.000     13.433    7.433        12          22       6M LIBOR       24
  238,676.61    3.000      1.000     14.604    8.604        12          22       6M LIBOR       36
  218,216.23    3.000      1.000     14.632    8.632         6          22       6M LIBOR       24
  109,541.68    3.000      1.000     15.125    9.125         6          23       6M LIBOR       36
  843,537.47    3.000      1.000     14.942    8.942         6          23       6M LIBOR        6
  211,932.35    3.000      1.000     13.625    7.625        12          35       6M LIBOR        6
  329,820.62    3.000      1.000     13.010    7.010        12          34       6M LIBOR       36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

               GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                            ORIGINAL       REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST   INTEREST             INITIAL
                            NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY                 RATE
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS     CHANGE
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)   CAP(%)
-------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------  -------
   571,132.36    8.612     8.112      360       358           540             538           0          0       7.612     3.000
 1,021,337.80    9.086     8.586      360       358           360             358           0          0       8.086     3.000
   134,776.65    8.990     8.490      360       357           360             357           0          0       7.990     3.000
 4,207,015.15    7.977     7.477      360       359           480             479           0          0       6.993     3.000
 6,483,887.84    7.756     7.256      360       359           480             479           0          0       6.784     3.000
   220,042.84    6.250     5.750      360       358           480             478           0          0       5.250     3.000
   619,956.90    7.461     6.961      360       359           540             539           0          0       6.461     3.000
 3,961,612.05    7.704     7.204      360       359           540             539           0          0       6.704     3.000
   371,861.80    8.013     7.513      360       359           360             359           0          0       7.013     3.000
 5,215,116.07    8.363     7.863      360       358           360             358           0          0       7.363     3.000
   294,797.91    7.368     6.868      360       359           480             479           0          0       6.368     3.000
 1,271,100.97    8.170     7.670      360       359           540             539           0          0       7.170     3.000
 1,215,066.85    8.021     7.521      360       358           540             538           0          0       7.049     3.000
48,405,865.18    7.622     7.122      360       359           540             539           0          0       6.637     3.000
   236,065.70    7.250     6.750      360       359           360             359           0          0       6.250     3.000
   949,302.54    7.401     6.901      360       359           360             359           0          0       6.401     3.000
   502,552.46    6.895     6.395      360       359           480             479           0          0       5.895     3.000
   687,869.67    8.020     7.520      360       359           540             539           0          0       7.020     3.000
   134,974.41    8.000     7.500      360       359           540             539           0          0       7.000     3.000
   537,200.00    7.343     6.843      360       359           300             300          60         59       6.343     3.000
 2,050,183.75    7.021     6.521      360       359           300             300          60         59       6.077     3.000
   550,320.00    6.892     6.392      360       359           300             300          60         59       5.892     3.000
   268,000.00    6.990     6.490      360       359           300             300          60         59       5.990     3.000
   163,879.00    7.125     6.625      360       358           480             478           0          0       6.125     3.000
   498,668.09    7.617     7.117      360       359           480             479           0          0       6.617     3.000
   183,885.64    8.375     7.875      360       359           360             359           0          0       7.375     3.000
   435,903.62    7.555     7.055      360       359           540             539           0          0       6.555     3.000
   355,961.29    7.066     6.566      360       359           360             359           0          0       6.066     3.000
   175,120.00    7.625     7.125      360       359           300             300          60         59       6.625     3.000
   355,849.57    8.469     7.969      360       358           480             478           0          0       7.469     3.000
   221,830.44    8.097     7.597      360       359           540             539           0          0       7.097     3.000
 3,152,487.56    8.522     8.022      360       358           360             358           0          0       7.287     3.000
   162,568.05    9.075     8.575      360       359           480             479           0          0       8.075     3.000
17,291,745.34    8.304     7.804      360       359           540             539           0          0       7.200     3.000
 6,126,625.40    8.652     8.152      360       358           360             358           0          0       7.652     3.000
    51,750.00   10.250     9.750      360       359           300             300          60         59       9.250     3.000

                                                       NUMBER OF
                                                        MONTHS               ORIGINAL
                                              RATE    UNTIL NEXT             MONTHS TO
                                             CHANGE      RATE               PREPAYMENT
   CURRENT     PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  --------  -------  -------  ---------  ----------  --------  ----------
   571,132.36    1.000    14.612    8.612      12         34      6M LIBOR       6
 1,021,337.80    1.000    15.086    9.086       6         34      6M LIBOR       6
   134,776.65    1.000    14.990    8.990       6         57      6M LIBOR       6
 4,207,015.15    1.000    13.977    7.977      12         23      6M LIBOR      12
 6,483,887.84    1.000    13.756    7.756      12         23      6M LIBOR      24
   220,042.84    1.000    12.250    6.250      12         22      6M LIBOR      36
   619,956.90    1.000    13.461    7.461       6         23      6M LIBOR      12
 3,961,612.05    1.000    13.704    7.704       6         23      6M LIBOR      24
   371,861.80    1.000    14.013    8.013       6         23      6M LIBOR      12
 5,215,116.07    1.000    14.363    8.363       6         22      6M LIBOR      24
   294,797.91    1.000    13.368    7.368      12         35      6M LIBOR      36
 1,271,100.97    1.000    14.170    8.170      12         35      6M LIBOR      12
 1,215,066.85    1.000    14.021    8.021      12         34      6M LIBOR      24
48,405,865.18    1.000    13.622    7.622      12         35      6M LIBOR      36
   236,065.70    1.000    13.250    7.250       6         35      6M LIBOR      24
   949,302.54    1.000    13.401    7.401       6         35      6M LIBOR      36
   502,552.46    1.000    12.895    6.895      12         59      6M LIBOR      36
   687,869.67    1.000    14.020    8.020      12         59      6M LIBOR      36
   134,974.41    1.000    14.000    8.000      12         83      6M LIBOR      36
   537,200.00    1.000    13.343    7.343       6         23      6M LIBOR      12
 2,050,183.75    1.000    13.021    7.021       6         23      6M LIBOR      24
   550,320.00    1.000    12.892    6.892       6         35      6M LIBOR      36
   268,000.00    1.000    12.990    6.990       6         59      6M LIBOR      36
   163,879.00    1.000    13.125    7.125      12         22      6M LIBOR      24
   498,668.09    1.000    13.617    7.617      12         23      6M LIBOR      36
   183,885.64    1.000    14.375    8.375       6         23      6M LIBOR      24
   435,903.62    1.000    13.555    7.555      12         35      6M LIBOR      36
   355,961.29    1.000    13.066    7.066       6         35      6M LIBOR      36
   175,120.00    1.000    13.625    7.625       6         23      6M LIBOR      24
   355,849.57    1.000    14.469    8.469      12         22      6M LIBOR       0
   221,830.44    1.000    14.097    8.097       6         23      6M LIBOR       0
 3,152,487.56    1.000    14.522    8.522       6         22      6M LIBOR       0
   162,568.05    1.000    15.075    9.075      12         35      6M LIBOR       0
17,291,745.34    1.000    14.304    8.304      12         35      6M LIBOR       0
 6,126,625.40    1.000    14.652    8.652       6         34      6M LIBOR       0
    51,750.00    1.000    16.250   10.250       6         35      6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                               ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                             AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                            NET      ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM       GROSS
 BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   MARGIN(%)
 -----------   --------   --------   --------   ---------   --------------   --------------   --------    --------   ---------
  172,959.60     8.699      8.199       360        359            480              479            0           0        7.699
  366,460.52     8.035      7.535       360        359            480              479            0           0        7.035
  164,111.71     7.375      6.875       360        359            540              539            0           0        6.375
  218,103.14     7.625      7.125       360        359            540              539            0           0        6.625
1,482,823.33     8.911      8.411       360        359            360              359            0           0        7.911
1,253,254.02     8.464      7.964       360        358            360              358            0           0        7.464
  138,355.84     7.625      7.125       360        359            480              479            0           0        6.625
1,111,649.88     7.769      7.269       360        359            540              539            0           0        6.769
  302,191.89     7.875      7.375       360        359            360              359            0           0        6.875
  322,720.00     8.078      7.578       360        359            300              300           60          59        7.078
  295,812.12     7.875      7.375       360        359            480              479            0           0        6.875
  442,418.02     8.101      7.601       360        359            540              539            0           0        7.101
  312,803.42     8.357      7.857       360        359            360              359            0           0        7.309
  481,616.12     9.084      8.584       360        358            360              358            0           0        8.084
  102,364.91     7.375      6.875       360        359            480              479            0           0        6.375
  149,151.77     8.875      8.375       360        356            540              536            0           0        7.875
1,084,185.36     7.582      7.082       360        359            540              539            0           0        6.582
2,926,068.43     7.609      7.109       360        359            480              479            0           0        6.609
  699,953.97     8.380      7.880       360        359            540              539            0           0        7.380
  918,697.42     7.963      7.463       360        359            540              539            0           0        6.963
1,846,997.72     7.652      7.152       360        359            360              359            0           0        6.652
  551,813.71     7.187      6.687       360        359            360              359            0           0        6.187
  187,446.29     8.000      7.500       360        359            480              479            0           0        7.000
  434,999.18     7.917      7.417       360        359            540              539            0           0        6.917
  340,640.51     7.375      6.875       360        358            540              538            0           0        6.375
8,717,393.34     7.505      7.005       360        359            540              539            0           0        6.505
  147,098.70     7.875      7.375       360        359            360              359            0           0        6.875
  421,988.00     7.366      6.866       360        358            300              300           60          58        6.366
1,112,000.00     7.541      7.041       360        359            300              300           60          59        6.541
  125,223.10     7.625      7.125       360        359            540              539            0           0        6.625
  723,812.84     8.293      7.793       360        358            360              358            0           0        7.293
  271,010.65     8.908      8.408       360        359            540              539            0           0        7.646
  700,261.96     8.530      8.030       360        359            360              359            0           0        7.503

                                                                     NUMBER OF
                                                                      MONTHS                 ORIGINAL
               INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                 RATE                                     CHANGE       RATE                 PREPAYMENT
   CURRENT      CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
 BALANCE ($)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
 -----------   -------   --------   -------   -------   ---------   ----------   --------   ----------
  172,959.60    3.000      1.000     14.699    8.699        12          23       6M LIBOR       24
  366,460.52    3.000      1.000     14.035    8.035        12          23       6M LIBOR       36
  164,111.71    3.000      1.000     13.375    7.375         6          23       6M LIBOR       24
  218,103.14    3.000      1.000     13.625    7.625         6          23       6M LIBOR       36
1,482,823.33    3.000      1.000     14.911    8.911         6          23       6M LIBOR       24
1,253,254.02    3.000      1.000     14.464    8.464         6          22       6M LIBOR       36
  138,355.84    3.000      1.000     13.625    7.625        12          35       6M LIBOR       36
1,111,649.88    3.000      1.000     13.769    7.769        12          35       6M LIBOR       36
  302,191.89    3.000      1.000     13.875    7.875         6          35       6M LIBOR       36
  322,720.00    3.000      1.000     14.078    8.078         6          23       6M LIBOR       36
  295,812.12    3.000      1.000     13.875    7.875        12          23       6M LIBOR       24
  442,418.02    3.000      1.000     14.101    8.101         6          23       6M LIBOR       24
  312,803.42    3.000      1.000     14.357    8.357         6          23       6M LIBOR       12
  481,616.12    3.000      1.000     15.084    9.084         6          22       6M LIBOR       24
  102,364.91    3.000      1.000     13.375    7.375        12          35       6M LIBOR       36
  149,151.77    3.000      1.000     14.875    8.875        12          32       6M LIBOR       24
1,084,185.36    3.000      1.000     13.582    7.582        12          35       6M LIBOR       36
2,926,068.43    3.000      1.000     13.609    7.609        12          23       6M LIBOR       24
  699,953.97    3.000      1.000     14.380    8.380         6          23       6M LIBOR       12
  918,697.42    3.000      1.000     13.963    7.963         6          23       6M LIBOR       24
1,846,997.72    3.000      1.000     13.652    7.652         6          23       6M LIBOR       24
  551,813.71    3.000      1.000     13.187    7.187         6          23       6M LIBOR       36
  187,446.29    3.000      1.000     14.000    8.000        12          35       6M LIBOR       36
  434,999.18    3.000      1.000     13.917    7.917        12          35       6M LIBOR       12
  340,640.51    3.000      1.000     13.375    7.375        12          34       6M LIBOR       24
8,717,393.34    3.000      1.000     13.505    7.505        12          35       6M LIBOR       36
  147,098.70    3.000      1.000     13.875    7.875         6          35       6M LIBOR       24
  421,988.00    3.000      1.000     13.366    7.366         6          22       6M LIBOR       12
1,112,000.00    3.000      1.000     13.541    7.541         6          23       6M LIBOR       24
  125,223.10    3.000      1.000     13.625    7.625         6          23       6M LIBOR       36
  723,812.84    3.000      1.000     14.293    8.293         6          22       6M LIBOR        6
  271,010.65    3.000      1.000     14.908    8.908        12          35       6M LIBOR        6
  700,261.96    3.000      1.000     14.530    8.530         6          35       6M LIBOR        6

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

               GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL        REMAINING      ORIGINAL   REMAINING
                                                              AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)
-------------   --------   --------   --------   ---------   --------------   --------------   --------   ---------
 9,861,700.32     7.757      7.257       360        359            480              479            0           0
13,067,004.55     7.593      7.093       360        359            480              479            0           0
 1,042,418.91     7.065      6.565       360        359            480              479            0           0
 4,181,798.06     7.606      7.106       360        359            540              539            0           0
 3,395,710.14     7.480      6.980       360        359            540              539            0           0
   145,972.23     7.990      7.490       360        359            540              539            0           0
   852,955.64     7.231      6.731       360        359            360              359            0           0
 6,269,002.95     7.727      7.227       360        359            360              359            0           0
 1,125,582.57     8.075      7.575       360        359            360              359            0           0
   508,932.30     7.520      7.020       360        359            480              479            0           0
   721,096.17     7.899      7.399       360        359            480              479            0           0
 4,775,039.88     7.733      7.233       360        359            540              539            0           0
 6,379,210.10     7.522      7.022       360        359            540              539            0           0
83,669,434.02     7.397      6.897       360        359            540              539            0           0
   778,473.99     8.091      7.591       360        359            360              359            0           0
   190,047.32     6.750      6.250       360        359            480              479            0           0
 1,083,457.46     6.955      6.455       360        359            540              539            0           0
   352,188.99     6.625      6.125       360        359            360              359            0           0
 2,820,466.00     7.259      6.759       360        359            300              300           60          59
10,823,866.44     7.236      6.736       360        359            300              300           60          59
   960,000.00     6.990      6.490       360        359            300              300           60          59
 1,263,160.00     6.717      6.217       360        359            300              300           60          59
   641,150.00     6.735      6.235       360        359            300              300           60          59
   256,730.98     7.584      7.084       360        358            480              478            0           0
   399,855.51     8.505      8.005       360        359            540              539            0           0
 1,377,362.46     7.883      7.383       360        359            480              479            0           0
   642,784.46     8.429      7.929       360        359            540              539            0           0
 1,410,353.95     8.495      7.995       360        358            360              358            0           0
   132,182.74    10.625     10.125       360        359            480              479            0           0
25,406,417.71     8.204      7.704       360        359            540              539            0           0
 2,662,579.64     8.644      8.144       360        359            360              359            0           0
   122,932.47     7.500      7.000       360        359            540              539            0           0
   117,519.07     7.875      7.375       360        359            360              359            0           0
   242,150.00     7.999      7.499       360        359            300              300           60          59
   861,870.00     7.270      6.770       360        359            300              300           60          59

                                                                                  NUMBER OF
                                                                                   MONTHS                 ORIGINAL
                            INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                              RATE                                     CHANGE       RATE                 PREPAYMENT
   CURRENT        GROSS      CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
 BALANCE ($)    MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
-------------   ---------   -------   --------   -------   -------   ---------   ----------   --------   ----------
 9,861,700.32     6.867      3.000      1.000     13.757     7.757       12          23       6M LIBOR       12
13,067,004.55     6.593      3.000      1.000     13.593     7.593       12          23       6M LIBOR       24
 1,042,418.91     6.152      3.000      1.000     13.065     7.065       12          23       6M LIBOR       36
 4,181,798.06     6.682      3.000      1.000     13.606     7.606        6          23       6M LIBOR       12
 3,395,710.14     6.527      3.000      1.000     13.480     7.480        6          23       6M LIBOR       24
   145,972.23     6.990      3.000      1.000     13.990     7.990        6          23       6M LIBOR       36
   852,955.64     6.231      3.000      1.000     13.231     7.231        6          23       6M LIBOR       12
 6,269,002.95     6.724      3.000      1.000     13.727     7.727        6          23       6M LIBOR       24
 1,125,582.57     7.075      3.000      1.000     14.075     8.075        6          23       6M LIBOR       36
   508,932.30     6.520      3.000      1.000     13.520     7.520       12          35       6M LIBOR       24
   721,096.17     6.899      3.000      1.000     13.899     7.899       12          35       6M LIBOR       36
 4,775,039.88     6.771      3.000      1.000     13.733     7.733       12          35       6M LIBOR       12
 6,379,210.10     6.580      3.000      1.000     13.522     7.522       12          35       6M LIBOR       24
83,669,434.02     6.465      3.000      1.000     13.397     7.397       12          35       6M LIBOR       36
   778,473.99     7.091      3.000      1.000     14.091     8.091        6          35       6M LIBOR       36
   190,047.32     5.750      3.000      1.000     12.750     6.750       12          59       6M LIBOR       36
 1,083,457.46     5.955      3.000      1.000     12.955     6.955       12          59       6M LIBOR       36
   352,188.99     5.875      3.000      1.000     12.625     6.625        6          59       6M LIBOR       36
 2,820,466.00     6.287      3.000      1.000     13.259     7.259        6          23       6M LIBOR       12
10,823,866.44     6.294      3.000      1.000     13.236     7.236        6          23       6M LIBOR       24
   960,000.00     6.049      3.000      1.000     12.990     6.990        6          23       6M LIBOR       36
 1,263,160.00     5.862      3.000      1.000     12.717     6.717        6          35       6M LIBOR       36
   641,150.00     5.828      3.000      1.000     12.735     6.735        6          59       6M LIBOR       36
   256,730.98     6.584      3.000      1.000     13.584     7.584       12          22       6M LIBOR       36
   399,855.51     7.505      3.000      1.000     14.505     8.505       12          35       6M LIBOR       36
 1,377,362.46     6.883      3.000      1.000     13.883     7.883       12          23       6M LIBOR        0
   642,784.46     7.429      3.000      1.000     14.429     8.429        6          23       6M LIBOR        0
 1,410,353.95     7.393      3.000      1.000     14.495     8.495        6          22       6M LIBOR        0
   132,182.74     8.375      3.000      1.000     16.625    10.625       12          35       6M LIBOR        0
25,406,417.71     7.200      3.000      1.000     14.204     8.204       12          35       6M LIBOR        0
 2,662,579.64     7.538      3.000      1.000     14.644     8.644        6          35       6M LIBOR        0
   122,932.47     6.500      3.000      1.000     13.500     7.500       12          59       6M LIBOR        0
   117,519.07     6.875      3.000      1.000     13.875     7.875        6          59       6M LIBOR        0
   242,150.00     6.999      3.000      1.000     13.999     7.999        6          23       6M LIBOR        0
   861,870.00     6.270      3.000      1.000     13.270     7.270        6          35       6M LIBOR        0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
   1      07/27/06   08/25/06   138,691,000         7.650             10.350
   2      08/25/06   09/25/06   137,885,641         7.146             10.350
   3      09/25/06   10/25/06   136,710,348         7.389             10.350
   4      10/25/06   11/25/06   135,162,578         7.146             10.350
   5      11/25/06   12/25/06   133,242,871         7.389             10.350
   6      12/25/06   01/25/07   130,952,715         7.146             10.350

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
   1      07/27/06   08/25/06   233,243,000         7.394              9.330
   2      08/25/06   09/25/06   232,015,434         6.906              9.330
   3      09/25/06   10/25/06   230,171,109         7.142              9.330
   4      10/25/06   11/25/06   227,704,263         6.906              9.330
   5      11/25/06   12/25/06   224,615,832         7.142              9.330
   6      12/25/06   01/25/07   220,906,727         6.906              9.330

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
   1      07/27/06    08/25/06   80,137,000         7.092              8.940
   2      08/25/06    09/25/06   80,137,000         6.598              8.940
   3      09/25/06    10/25/06   80,137,000         6.837              8.940
   4      10/25/06    11/25/06   80,137,000         6.598              8.940
   5      11/25/06    12/25/06   80,137,000         6.837              8.940
   6      12/25/06    01/25/07   80,137,000         6.598              8.940

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
   1      07/27/06   08/25/06             0          N/A
   2      08/25/06   09/25/06             0          N/A
   3      09/25/06   10/25/06             0          N/A
   4      10/25/06   11/25/06             0          N/A
   5      11/25/06   12/25/06             0          N/A
   6      12/25/06   01/25/07             0          N/A
   7      01/25/07   02/25/07   414,164,601        5.650
   8      02/25/07   03/25/07   402,699,858        5.650
   9      03/25/07   04/25/07   389,529,452        5.650
  10      04/25/07   05/25/07   374,826,901        5.650
  11      05/25/07   06/25/07   358,601,611        5.650
  12      06/25/07   07/25/07   340,932,757        5.650
  13      07/25/07   08/25/07   322,375,757        5.650
  14      08/25/07   09/25/07   303,833,500        5.650
  15      09/25/07   10/25/07   285,953,281        5.650
  16      10/25/07   11/25/07   269,046,821        5.650
  17      11/25/07   12/25/07   253,136,187        5.650
  18      12/25/07   01/25/08   238,197,088        5.650
  19      01/25/08   02/25/08   224,218,409        5.650
  20      02/25/08   03/25/08   211,119,741        5.650
  21      03/25/08   04/25/08   198,816,561        5.650
  22      04/25/08   05/25/08   187,047,410        5.650
  23      05/25/08   06/25/08   175,321,157        5.650
  24      06/25/08   07/25/08   163,069,761        5.650
  25      07/25/08   08/25/08   150,286,377        5.650
  26      08/25/08   09/25/08   138,241,183        5.650
  27      09/25/08   10/25/08   127,877,431        5.650
  28      10/25/08   11/25/08   118,912,947        5.650
  29      11/25/08   12/25/08   111,040,708        5.650
  30      12/25/08   01/25/09   104,007,385        5.650
  31      01/25/09   02/25/09    97,651,907        5.650
  32      02/25/09   03/25/09    91,821,189        5.650
  33      03/25/09   04/25/09    86,307,975        5.650
  34      04/25/09   05/25/09    86,030,393        5.650
  35      05/25/09   06/25/09    86,030,393        5.650
  36      06/25/09   07/25/09    81,928,784        5.650
  37      07/25/09   08/25/09    74,651,129        5.650
  38      08/25/09   09/25/09    67,632,250        5.650
  39      09/25/09   10/25/09    61,523,633        5.650
  40      10/25/09   11/25/09    56,541,891        5.650
  41      11/25/09   12/25/09    52,387,043        5.650
  42      12/25/09   01/25/10    48,762,913        5.650
  43      01/25/10   02/25/10    45,543,237        5.650
  44      02/25/10   03/25/10    42,669,867        5.650
  45      03/25/10   04/25/10    40,096,558        5.650
  46      04/25/10   05/25/10    37,782,632        5.650
  47      05/25/10   06/25/10    35,687,008        5.650
  48      06/25/10   07/25/10    33,776,072        5.650
  49      07/25/10   08/25/10    32,023,316        5.650
  50      08/25/10   09/25/10    30,407,156        5.650
  51      09/25/10   10/25/10    28,910,890        5.650
  52      10/25/10   11/25/10    27,520,637        5.650
  53      11/25/10   12/25/10    26,225,100        5.650
  54      12/25/10   01/25/11    25,015,665        5.650
  55      01/25/11   02/25/11    23,884,075        5.650
  56      02/25/11   03/25/11    22,822,367        5.650

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1     8/25/2006           7.800             7.800
   2     9/25/2006           7.296            10.500
   3     10/25/2006          7.539            10.500
   4     11/25/2006          7.296            10.500
   5     12/25/2006          7.539            10.500
   6     1/25/2007           7.296            10.500
   7     2/25/2007           7.250            20.841
   8     3/25/2007           7.492            20.947
   9     4/25/2007           7.252            20.536
  10     5/25/2007           7.332            20.413
  11     6/25/2007           7.254            20.087
  12     7/25/2007           7.342            19.879
  13     8/25/2007           7.258            19.438
  14     9/25/2007           7.260            19.054
  15     10/25/2007          7.363            18.768
  16     11/25/2007          7.265            18.289
  17     12/25/2007          7.377            18.033
  18     1/25/2008           7.269            17.570
  19     2/25/2008           7.271            17.233
  20     3/25/2008           7.528            17.164
  21     4/25/2008           7.282            16.605
  22     5/25/2008           7.414            16.441
  23     6/25/2008           7.550            16.416
  24     7/25/2008           8.097            16.735
  25     8/25/2008           7.940            16.276
  26     9/25/2008           7.938            15.964
  27     10/25/2008          8.110            15.868
  28     11/25/2008          7.941            15.379
  29     12/25/2008          8.185            15.345
  30     1/25/2009           8.068            14.981
  31     2/25/2009           8.066            14.757
  32     3/25/2009           8.671            15.155
  33     4/25/2009           8.064            14.347
  34     5/25/2009           8.250            14.704
  35     6/25/2009           8.277            14.955
  36     7/25/2009           9.709            16.286
  37     8/25/2009           9.466            15.641
  38     9/25/2009           9.456            15.223
  39     10/25/2009          9.695            15.106
  40     11/25/2009          9.437            14.560
  41     12/25/2009          9.715            14.672
  42     1/25/2010           9.460            14.270
  43     2/25/2010           9.449            14.081
  44     3/25/2010          10.278            14.770
  45     4/25/2010           9.427            13.761
  46     5/25/2010           9.680            13.894
  47     6/25/2010           9.454            13.569
  48     7/25/2010          10.095            14.137
  49     8/25/2010           9.802            13.744
  50     9/25/2010           9.788            13.645
  51     10/25/2010         10.055            13.839
  52     11/25/2010          9.759            13.463
  53     12/25/2010         10.027            13.700
  54     1/25/2011           9.730            13.341
  55     2/25/2011           9.716            13.266
  56     3/25/2011          10.611            14.128
  57     4/25/2011           9.698             9.928
  58     5/25/2011          10.007            10.243
  59     6/25/2011           9.681             9.929
  60     7/25/2011          10.205            10.631
  61     8/25/2011           9.860            10.270
  62     9/25/2011           9.843            10.250
  63     10/25/2011         10.154            10.571
  64     11/25/2011          9.810            10.211
  65     12/25/2011         10.120            10.531
  66     1/25/2012           9.778            10.173
  67     2/25/2012           9.762            10.153
  68     3/25/2012          10.417            10.832
  69     4/25/2012           9.728            10.114
  70     5/25/2012          10.036            10.431
  71     6/25/2012           9.695            10.090
  72     7/25/2012          10.008            10.700
  73     8/25/2012           9.668            10.333
  74     9/25/2012           9.651            10.311
  75     10/25/2012          9.956            10.631
  76     11/25/2012          9.618            10.267
  77     12/25/2012          9.921            10.586
  78     1/25/2013           9.584            10.223
  79     2/25/2013           9.568            10.201
  80     3/25/2013          10.574            11.269
  81     4/25/2013           9.534            10.157
  82     5/25/2013           9.835            10.472
  83     6/25/2013           9.501            10.113

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.419% and 5.633%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.419% and 5.633%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1     8/25/2006           7.564             7.564
   2     9/25/2006           7.076             9.500
   3     10/25/2006          7.312             9.500
   4     11/25/2006          7.076             9.500
   5     12/25/2006          7.312             9.500
   6     1/25/2007           7.076             9.500
   7     2/25/2007           7.031            20.622
   8     3/25/2007           7.250            20.705
   9     4/25/2007           7.033            20.318
  10     5/25/2007           7.107            20.188
  11     6/25/2007           7.036            19.870
  12     7/25/2007           7.118            19.655
  13     8/25/2007           7.042            19.221
  14     9/25/2007           7.044            18.838
  15     10/25/2007          7.141            18.545
  16     11/25/2007          7.050            18.074
  17     12/25/2007          7.156            17.812
  18     1/25/2008           7.055            17.357
  19     2/25/2008           7.058            17.020
  20     3/25/2008           7.301            16.937
  21     4/25/2008           7.063            16.386
  22     5/25/2008           7.189            16.217
  23     6/25/2008           7.112            15.978
  24     7/25/2008           7.902            16.539
  25     8/25/2008           7.749            16.084
  26     9/25/2008           7.747            15.773
  27     10/25/2008          7.909            15.667
  28     11/25/2008          7.747            15.184
  29     12/25/2008          7.929            15.088
  30     1/25/2009           7.873            14.787
  31     2/25/2009           7.872            14.563
  32     3/25/2009           8.456            14.941
  33     4/25/2009           7.871            14.153
  34     5/25/2009           8.051            14.504
  35     6/25/2009           7.877            14.531
  36     7/25/2009           9.437            16.006
  37     8/25/2009           9.201            15.369
  38     9/25/2009           9.192            14.952
  39     10/25/2009          9.422            14.823
  40     11/25/2009          9.173            14.287
  41     12/25/2009          9.409            14.303
  42     1/25/2010           9.171            13.970
  43     2/25/2010           9.161            13.782
  44     3/25/2010           9.959            14.440
  45     4/25/2010           9.140            13.463
  46     5/25/2010           9.384            13.587
  47     6/25/2010           9.121            13.207
  48     7/25/2010           9.786            13.808
  49     8/25/2010           9.503            13.425
  50     9/25/2010           9.489            13.326
  51     10/25/2010          9.747            13.511
  52     11/25/2010          9.462            13.146
  53     12/25/2010          9.720            13.341
  54     1/25/2011           9.434            13.001
  55     2/25/2011           9.420            12.927
  56     3/25/2011          10.284            13.754
  57     4/25/2011           9.403             9.591
  58     5/25/2011           9.702             9.894
  59     6/25/2011           9.375             9.561
  60     7/25/2011           9.913            10.279
  61     8/25/2011           9.577             9.928
  62     9/25/2011           9.561             9.909
  63     10/25/2011          9.863            10.220
  64     11/25/2011          9.528             9.871
  65     12/25/2011          9.829            10.181
  66     1/25/2012           9.499             9.836
  67     2/25/2012           9.483             9.817
  68     3/25/2012          10.119            10.474
  69     4/25/2012           9.450             9.780
  70     5/25/2012           9.749            10.086
  71     6/25/2012           9.418             9.742
  72     7/25/2012           9.720            10.349
  73     8/25/2012           9.391             9.993
  74     9/25/2012           9.374             9.972
  75     10/25/2012          9.670            10.282
  76     11/25/2012          9.342             9.929
  77     12/25/2012          9.637            10.238
  78     1/25/2013           9.310             9.889
  79     2/25/2013           9.294             9.868
  80     3/25/2013          10.272            10.901
  81     4/25/2013           9.262             9.825
  82     5/25/2013           9.555            10.131
  83     6/25/2013           9.231             9.783

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.419% and 5.633%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.419% and 5.633%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)      (%) (1)(3)
------   ------------   --------------   ----------------
   1     8/25/2006           7.652             7.652
   2     9/25/2006           7.158             9.500
   3     10/25/2006          7.397             9.500
   4     11/25/2006          7.158             9.500
   5     12/25/2006          7.397             9.500
   6     1/25/2007           7.158             9.500
   7     2/25/2007           7.113            20.704
   8     3/25/2007           7.340            20.795
   9     4/25/2007           7.115            20.399
  10     5/25/2007           7.191            20.272
  11     6/25/2007           7.117            19.951
  12     7/25/2007           7.202            19.738
  13     8/25/2007           7.122            19.302
  14     9/25/2007           7.125            18.919
  15     10/25/2007          7.224            18.628
  16     11/25/2007          7.130            18.154
  17     12/25/2007          7.238            17.894
  18     1/25/2008           7.135            17.436
  19     2/25/2008           7.138            17.099
  20     3/25/2008           7.385            17.022
  21     4/25/2008           7.145            16.468
  22     5/25/2008           7.273            16.300
  23     6/25/2008           7.275            16.141
  24     7/25/2008           7.975            16.612
  25     8/25/2008           7.820            16.156
  26     9/25/2008           7.818            15.844
  27     10/25/2008          7.984            15.742
  28     11/25/2008          7.819            15.257
  29     12/25/2008          8.024            15.184
  30     1/25/2009           7.946            14.859
  31     2/25/2009           7.945            14.635
  32     3/25/2009           8.536            15.021
  33     4/25/2009           7.943            14.225
  34     5/25/2009           8.125            14.579
  35     6/25/2009           8.026            14.689
  36     7/25/2009           9.538            16.110
  37     8/25/2009           9.300            15.471
  38     9/25/2009           9.291            15.053
  39     10/25/2009          9.524            14.929
  40     11/25/2009          9.271            14.389
  41     12/25/2009          9.523            14.441
  42     1/25/2010           9.279            14.082
  43     2/25/2010           9.268            13.894
  44     3/25/2010          10.078            14.563
  45     4/25/2010           9.247            13.575
  46     5/25/2010           9.494            13.702
  47     6/25/2010           9.245            13.342
  48     7/25/2010           9.902            13.931
  49     8/25/2010           9.615            13.545
  50     9/25/2010           9.601            13.445
  51     10/25/2010          9.862            13.633
  52     11/25/2010          9.573            13.264
  53     12/25/2010          9.835            13.476
  54     1/25/2011           9.545            13.128
  55     2/25/2011           9.531            13.054
  56     3/25/2011          10.407            13.894
  57     4/25/2011           9.513             9.717
  58     5/25/2011           9.816            10.025
  59     6/25/2011           9.490             9.699
  60     7/25/2011          10.022            10.411
  61     8/25/2011           9.683            10.056
  62     9/25/2011           9.667            10.037
  63     10/25/2011          9.972            10.352
  64     11/25/2011          9.634             9.999
  65     12/25/2011          9.939            10.313
  66     1/25/2012           9.604             9.963
  67     2/25/2012           9.588             9.944
  68     3/25/2012          10.231            10.609
  69     4/25/2012           9.555             9.905
  70     5/25/2012           9.857            10.216
  71     6/25/2012           9.523             9.874
  72     7/25/2012           9.829            10.481
  73     8/25/2012           9.495            10.122
  74     9/25/2012           9.479            10.100
  75     10/25/2012          9.778            10.414
  76     11/25/2012          9.447            10.057
  77     12/25/2012          9.745            10.370
  78     1/25/2013           9.414            10.016
  79     2/25/2013           9.398             9.994
  80     3/25/2013          10.387            11.041
  81     4/25/2013           9.366             9.951
  82     5/25/2013           9.661            10.261
  83     6/25/2013           9.334             9.909

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.419% and 5.633%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.419% and 5.633%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         8               8               8               8               8
          WAL (YRS)       20.42            1.17            1.00            0.76            0.63
     MOD DURN (YRS)       11.55            1.11            0.96            0.73            0.61
   PRINCIPAL WINDOW   Aug06 - Mar35   Aug06 - Jul08   Aug06 - Apr08   Aug06 - Oct07   Aug06 - Jul07

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         11              11              11              11              11
          WAL (YRS)       29.71            2.37            2.00            1.49            1.16
     MOD DURN (YRS)       14.33            2.20            1.87            1.42            1.11
   PRINCIPAL WINDOW   Mar35 - Jun36   Jul08 - Jun09   Apr08 - Nov08   Oct07 - Apr08   Jul07 - Nov07

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN         16              16              16              16              16
          WAL (YRS)       29.91            4.68            3.50            2.01            1.63
     MOD DURN (YRS)       14.28            4.03            3.12            1.88            1.54
   PRINCIPAL WINDOW   Jun36 - Jun36   Jun09 - Dec13   Nov08 - May12   Apr08 - Nov08   Nov07 - May08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN         27              27              27              27              27
          WAL (YRS)       29.91            8.60            6.74            2.62            1.95
     MOD DURN (YRS)       14.10            6.70            5.52            2.41            1.83
   PRINCIPAL WINDOW   Jun36 - Jun36   Dec13 - May15   May12 - Jun13   Nov08 - Jun09   May08 - Aug08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN         30              30              30              30              30
          WAL (YRS)       29.91            5.79            4.86            4.33            2.83
     MOD DURN (YRS)       14.05            4.78            4.15            3.79            2.58
   PRINCIPAL WINDOW   Jun36 - Jun36   Sep09 - May15   Feb10 - Jun13   Nov10 - Nov10   May09 - May09

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN         33              33              33              33              33
          WAL (YRS)       29.91            5.79            4.79            4.33            2.83
     MOD DURN (YRS)       14.01            4.77            4.09            3.78            2.58
   PRINCIPAL WINDOW   Jun36 - Jun36   Sep09 - May15   Dec09 - Jun13   Nov10 - Nov10   May09 - May09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN         35              35              35              35              35
          WAL (YRS)       29.91            5.79            4.75            4.25            2.79
     MOD DURN (YRS)       13.97            4.76            4.06            3.72            2.55
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Nov09 - Jun13   Aug10 - Nov10   Mar09 - May09

CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN         38              38              38              38              38
          WAL (YRS)       29.91            5.78            4.73            4.01            2.64
     MOD DURN (YRS)       13.93            4.76            4.03            3.53            2.42
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Nov09 - Jun13   May10 - Nov10   Jan09 - May09

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN         42              42              42              42              42
          WAL (YRS)       29.91            5.78            4.71            3.84            2.52
     MOD DURN (YRS)       13.86            4.75            4.02            3.40            2.31
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Oct09 - Jun13   Feb10 - Nov10   Nov08 - May09

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN         46              46              46              46              46
          WAL (YRS)       29.91            5.78            4.70            3.72            2.43
     MOD DURN (YRS)       13.80            4.74            4.00            3.30            2.24
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Oct09 - Jun13   Dec09 - Nov10   Oct08 - May09

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN         95              95              95              95              95
          WAL (YRS)       29.91            5.78            4.68            3.62            2.37
     MOD DURN (YRS)       13.07            4.66            3.93            3.18            2.16
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Sep09 - Jun13   Nov09 - Nov10   Sep08 - May09

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        120             120             120             120             120
          WAL (YRS)       29.91            5.78            4.68            3.55            2.34
     MOD DURN (YRS)       12.72            4.62            3.90            3.11            2.13
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Sep09 - Jun13   Oct09 - Nov10   Sep08 - May09

CLASS B-3
PRICE = 100.0000%
    DISCOUNT MARGIN        170             170             170             170             170
          WAL (YRS)       29.91            5.78            4.67            3.50            2.33
     MOD DURN (YRS)       12.06            4.54            3.85            3.03            2.11
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May15   Aug09 - Jun13   Sep09 - Nov10   Aug08 - May09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         8               8               8               8               8
          WAL (YRS)       20.42            1.17            1.00            0.76            0.63
     MOD DURN (YRS)       11.55            1.11            0.96            0.73            0.61
   PRINCIPAL WINDOW   Aug06 - Mar35   Aug06 - Jul08   Aug06 - Apr08   Aug06 - Oct07   Aug06 - Jul07

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         11              11              11              11              11
          WAL (YRS)       29.71            2.37            2.00            1.49            1.16
     MOD DURN (YRS)       14.33            2.20            1.87            1.42            1.11
   PRINCIPAL WINDOW   Mar35 - Jun36   Jul08 - Jun09   Apr08 - Nov08   Oct07 - Apr08   Jul07 - Nov07

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN         16              16              16              16              16
          WAL (YRS)       29.91            4.68            3.50            2.01            1.63
     MOD DURN (YRS)       14.28            4.03            3.12            1.88            1.54
   PRINCIPAL WINDOW   Jun36 - Jun36   Jun09 - Dec13   Nov08 - May12   Apr08 - Nov08   Nov07 - May08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN         27              32              32              27              27
          WAL (YRS)       29.91           11.43            9.03            2.62            1.95
     MOD DURN (YRS)       14.10            8.09            6.82            2.41            1.83
   PRINCIPAL WINDOW   Jun36 - Jun36   Dec13 - May28   May12 - Jan24   Nov08 - Jun09   May08 - Aug08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN         30              31              31              35              36
          WAL (YRS)       29.91            6.52            5.44            7.51            5.21
     MOD DURN (YRS)       14.05            5.15            4.49            5.97            4.41
   PRINCIPAL WINDOW   Jun36 - Jun36   Sep09 - Jul24   Feb10 - Oct20   Feb12 - Oct17   Apr10 - Jul14

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN         33              34              34              35              36
          WAL (YRS)       29.91            6.50            5.36            5.18            3.49
     MOD DURN (YRS)       14.01            5.13            4.42            4.41            3.11
   PRINCIPAL WINDOW   Jun36 - Jun36   Sep09 - Sep23   Dec09 - Feb20   Dec10 - Mar15   Jun09 - Aug12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN         35              36              36              36              36
          WAL (YRS)       29.91            6.47            5.30            4.60            3.07
     MOD DURN (YRS)       13.97            5.12            4.38            3.97            2.76
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Oct22   Nov09 - Jun19   Aug10 - Sep14   Mar09 - Mar12

CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN         38              39              39              39              39
          WAL (YRS)       29.91            6.44            5.25            4.34            2.88
     MOD DURN (YRS)       13.93            5.10            4.35            3.77            2.61
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Mar22   Nov09 - Dec18   May10 - May14   Jan09 - Dec11

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN         42              43              43              43              44
          WAL (YRS)       29.91            6.41            5.21            4.15            2.75
     MOD DURN (YRS)       13.86            5.08            4.31            3.62            2.50
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Jul21   Oct09 - Jun18   Feb10 - Jan14   Nov08 - Sep11

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN         46              47              48              47              48
          WAL (YRS)       29.91            6.37            5.17            4.01            2.65
     MOD DURN (YRS)       13.80            5.05            4.29            3.51            2.41
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Nov20   Oct09 - Nov17   Dec09 - Aug13   Oct08 - Jun11

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN         95              98              98              98              98
          WAL (YRS)       29.91            6.32            5.11            3.89            2.57
     MOD DURN (YRS)       13.07            4.94            4.18            3.37            2.32
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Feb20   Sep09 - Apr17   Nov09 - Apr13   Sep08 - Feb11

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        120             123             123             123             124
          WAL (YRS)       29.91            6.25            5.05            3.78            2.51
     MOD DURN (YRS)       12.72            4.86            4.12            3.27            2.27
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - Apr19   Sep09 - Jul16   Oct09 - Oct12   Sep08 - Oct10

CLASS B-3
PRICE = 100.0000%
    DISCOUNT MARGIN        170             173             174             173             174
          WAL (YRS)       29.91            6.16            4.98            3.68            2.47
     MOD DURN (YRS)       12.06            4.73            4.02            3.16            2.22
   PRINCIPAL WINDOW   Jun36 - Jun36   Aug09 - May18   Aug09 - Nov15   Sep09 - Apr12   Aug08 - Jun10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD LIBOR
                        ------------------------------
                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    32.19%     22.81%     17.67%
            Cum Loss     20.49%     21.36%     21.98%
CLASS M-2   CDR Break    25.66%     18.67%     14.68%
            Cum Loss     17.90%     18.69%     19.24%
CLASS M-3   CDR Break    22.34%     16.48%     13.06%
            Cum Loss     16.39%     17.12%     17.64%
CLASS M-4   CDR Break    19.56%     14.60%     11.65%
            Cum Loss     15.01%     15.68%     16.16%
CLASS M-5   CDR Break    17.16%     12.94%     10.39%
            Cum Loss     13.70%     14.33%     14.77%
CLASS M-6   CDR Break    15.13%     11.51%      9.28%
            Cum Loss     12.52%     13.09%     13.49%
CLASS B-1   CDR Break    13.16%     10.09%      8.18%
            Cum Loss     11.29%     11.80%     12.16%
CLASS B-2   CDR Break    11.57%      8.92%      7.26%
            Cum Loss     10.23%     10.68%     11.00%
CLASS B-3   CDR Break    10.49%      8.14%      6.65%
            Cum Loss      9.47%      9.91%     10.21%

                                     (CHART)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-5

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.419%, 6ML = 5.633%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
 PERIOD      (STATIC LIBOR)         (FORWARD LIBOR)
-------   --------------------   --------------------
Avg yr1            193                    184
Avg yr2            207                    207
Avg yr3            322                    320
Avg yr4            462                    454
Avg yr5            491                    477

          EXCESS SPREAD   1 MONTH   6 MONTH    EXCESS SPREAD
             IN BPS       FORWARD   FORWARD        IN BPS
PERIOD   (STATIC LIBOR)    LIBOR     LIBOR    (FORWARD LIBOR)
------   --------------   -------   -------   ---------------
   1            NA            NA        NA           NA
   2           190        5.5473%   5.6654%         177
   3           209        5.5794%   5.6759%         193
   4           190        5.6073%   5.6817%         171
   5           209        5.6363%   5.6789%         187
   6           191        5.6112%   5.6645%         171
   7           186        5.6078%   5.6467%         186
   8           191        5.6166%   5.6271%         190
   9           187        5.6114%   5.6050%         187
  10           190        5.5899%   5.5799%         189
  11           189        5.5514%   5.5557%         188
  12           192        5.5163%   5.5378%         191
  13           191        5.4880%   5.5242%         190
  14           192        5.4767%   5.5124%         191
  15           197        5.4656%   5.5005%         196
  16           194        5.4538%   5.4890%         193
  17           200        5.4431%   5.4781%         199
  18           196        5.4327%   5.4674%         196
  19           197        5.4210%   5.4634%         197
  20           211        5.4098%   5.4704%         211
  21           200        5.4001%   5.4809%         200
  22           208        5.3883%   5.4890%         209
  23           217        5.3782%   5.5002%         218
  24           287        5.4129%   5.5122%         287
  25           282        5.4627%   5.5172%         280
  26           284        5.4599%   5.5135%         282
  27           295        5.4550%   5.5087%         294
  28           288        5.4523%   5.5051%         287
  29           303        5.4481%   5.5006%         302
  30           306        5.4443%   5.4969%         305
  31           308        5.4406%   5.5005%         307
  32           341        5.4356%   5.5142%         341
  33           313        5.4330%   5.5301%         312
  34           325        5.4286%   5.5435%         324
  35           327        5.4256%   5.5592%         326
  36           488        5.4729%   5.5760%         484
  37           479        5.5188%   5.5840%         473
  38           447        5.5194%   5.5835%         440
  39           461        5.5187%   5.5828%         454
  40           448        5.5190%   5.5825%         441
  41           462        5.5189%   5.5816%         454
  42           450        5.5186%   5.5814%         442
  43           449        5.5178%   5.5866%         441
  44           488        5.5164%   5.5986%         481
  45           447        5.5170%   5.6133%         439
  46           460        5.5159%   5.6246%         452
  47           447        5.5159%   5.6390%         439
  48           504        5.5534%   5.6511%         495
  49           488        5.5889%   5.6582%         476
  50           487        5.5901%   5.6595%         474
  51           499        5.5907%   5.6588%         487
  52           483        5.5928%   5.6593%         470
  53           496        5.5923%   5.6602%         484
  54           480        5.5933%   5.6600%         467
  55           478        5.5942%   5.6603%         465
  56           521        5.5928%   5.6620%         509
  57           476        5.5943%   5.6640%         459
  58           494        5.5939%   5.6645%         477
  59           473        5.5943%   5.6662%         456
  60           516        5.6030%   5.6662%         499
  61           495        5.6136%   5.6667%         477
  62           493        5.6128%   5.6661%         475
  63           510        5.6122%   5.6646%         493
  64           489        5.6129%   5.6642%         471
  65           506        5.6116%   5.6633%         489
  66           485        5.6116%   5.6623%         467
  67           483        5.6110%   5.6671%         465
  68           520        5.6094%   5.6792%         503
  69           479        5.6095%   5.6920%         461
  70           497        5.6090%   5.7048%         479
  71           476        5.6074%   5.7169%         458
  72           494        5.6300%   5.7281%         477
  73           472        5.6539%   5.7348%         453
  74           471        5.6533%   5.7338%         451
  75           488        5.6531%   5.7317%         469
  76           467        5.6519%   5.7313%         448
  77           484        5.6506%   5.7304%         466
  78           463        5.6505%   5.7294%         444
  79           461        5.6489%   5.7307%         442
  80           517        5.6464%   5.7336%         501
  81           458        5.6473%   5.7382%         439
  82           475        5.6445%   5.7413%         457
  83           454        5.6434%   5.7453%         436

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.